UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22014

Pioneer Diversified High Income Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  April 30, 2022

Date of reporting period:  May 1, 2021 through April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Diversified

High Income Fund, Inc.

Annual Report | April 30, 2022

Ticker Symbol: HNW

visit us: www.amundi.com/us

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 3

Portfolio Management Discussion | 4/30/22

Note to Shareholders: On April 21, 2021, Pioneer Diversified High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Diversified High Income Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Please see Note 10, “Redomiciling,” for more information regarding the redomiciling.

In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Fund, Inc. during the 12-month period ended April 30, 2022. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi US, Mr. Liu, Managing Director, Director of Insurance-Linked Securities and Quantitative Research, and a portfolio manager at Amundi US, and Mr. Zeno, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended April 30, 2022?
A	Pioneer Diversified High Income Fund, Inc. returned -5.19% at net asset value (NAV) and -9.99% at market price during the 12-month period April 30, 2022. During the same 12-month period, the Fund’s composite benchmark returned -5.41% at NAV. The Fund’s composite benchmark is based on equal weights of the ICE Bank of America (ICE BofA) Global High Yield and Crossover Country Corporate and Government (GHY/CCC & G) Index and the Standard & Poor’s/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Loan Index.

Individually, during the 12-month period ended April 30, 2022, the ICE BofA GHY/CCC & G Index returned -13.22%, and the S&P/LSTA Leveraged Loan Index returned 2.95%. Unlike the Fund, the composite benchmark and its component indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same 12-month period, the average return at NAV of the 45 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was -3.87%, while the same closed end fund Morningstar category’s average return at market price was -8.63%.

4 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

The shares of the Fund were selling at a 9.4% discount to NAV on April 30, 2022. Comparatively, the shares of the Fund were selling at a 4.6% discount to NAV on April 30, 2021.

As of April 30, 2022, the 30-day SEC yield on the Fund’s shares was 9.52%.*

Q	How would you describe the investment environment in the global fixed-income markets during the 12-month period ended April 30, 2022?
A	Entering the period back in April 2021, investors had focused their attention on positive developments pertaining to the distribution of COVID-19 vaccines, a broader economic reopening from the pandemic-induced shutdowns and restrictions, and the US government’s most recent fiscal stimulus package approved at the beginning of the 2021 calendar year. The continued dovish posture of the US Federal Reserve System (Fed) on monetary policy lent further support to the markets and helped drive an increased appetite for riskier assets such as high-yield bonds, as Federal Open Market Committee (FOMC) members hinted at a desire to remain “on the sidelines” with regard to major policy changes until at least 2023. At the time, the Fed had based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time rather than feeling compelled to raise rates pre-emptively as inflation accelerated through the 2% target.

However, the “reflation trade” wobbled during June 2021 as investors navigated growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” FOMC meeting that month. Treasury market investors reacted to the updated Fed “dot plot” – a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant – that pointed to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March 2021 forecast. (A basis point is equal to 1/100th of a percentage point.)

The yield curve saw short-end yields rising and long-end yields falling, while longer-term inflation expectations moved lower. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.) The market reaction suggested investors agreed with the “transitory” assessment of inflation and were more concerned with the Fed’s future moves and their potential effects on economic growth. The hawks prevailed during the September

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 5

FOMC debate as to when to start tapering the asset-purchase program the Fed had enacted at the outset of the pandemic, and at what pace. The FOMC signaled, and Chair Powell affirmed, that a tapering plan would likely be announced in November, and completed by the middle of 2022.

The first quarter of 2022 saw a trifecta of concerns have a negative effect on the markets and lead to losses across most asset classes: increased geopolitical tensions driven by Russia’s invasion of Ukraine in late February; a worsening growth/inflation mix arising from a spike in commodity prices; and the prospect of rising interest rates, due to changing monetary policies by the Fed and other central banks. Russia’s invasion of Ukraine led to economic sanctions placed on Russia by the US and many European countries, which contributed to a dramatic rise in energy, metals, and food prices, while adding downside risk to real economic growth and upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated the already prevalent supply chain disruptions and raised concerns among investors about further risks to global economic growth.

Also during the first quarter of 2022, the Fed began the long-anticipated move away from its highly accommodative monetary policy stance. At its mid-March meeting, the FOMC raised the federal funds rate target range by a quarter point, to 0.25% - 0.50%, and indicated that further increases in the benchmark overnight lending rate would follow, and rapidly. The Fed also completed the tapering of its bond purchases, thus ending its pandemic-era quantitative easing program, and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

At that point, market participants appeared to give up on the “transitory” view of inflation, and extrapolated Fed rate hikes into US Treasury rates. Rising rates pushed bond prices down, but also made corporate credit less attractive at the margin, and so the high-yield market stopped outperforming Treasuries over the final few months of the period.

Returns for high-yield corporate bonds were modestly negative over the full 12-month period, but well ahead of the returns for their more interest rate-sensitive investment-grade counterparts, as well as for US

6 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Treasuries. Energy issues outperformed the rest of the high-yield universe for the full 12-month period, as the sector benefited from rising oil and gas prices.

Credits of cyclical issuers also outperformed, as companies with more exposure to the economic cycle benefited from the “reopening” trade. Within the high-yield market, lower-rated issues generally outperformed higher-rated credits over the period. In addition, longer-duration bonds lagged as rates rose across the yield curve. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Returns for floating-rate bank loans held up relatively well over the period, benefiting from a strong fundamental backdrop and the outlook for rising interest rates. The securitized sectors outperformed most other market segments during the 12-month period, led by credit-risk-transfer securities (CRTs), the performance of which reflected the continued strength of the housing market. (CRTs are securities that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities, or GSEs, Fannie Mae and Freddie Mac, to the private sector.)

The non-agency commercial MBS (CMBS) segment also had strong returns relative to the rest of the market during the 12-month period, driven by the continued recovery in commercial real estate. Performance of insurance-linked securities (ILS) was generally favorable as well, supported by a benign storm/catastrophic event environment and favorable pricing dynamics.

Q	What factors affected the Fund’s benchmark-relative performance during the 12-month period ended April 30, 2022?
A	The Fund’s underperformance relative to the composite benchmark derived primarily from the portfolio’s carrying leveraged exposure to credit-oriented sectors over the 12-month period, as credit-market sentiment weakened in early 2022.

A portfolio tilt toward lower-quality bonds within high-yield corporates aided the Fund’s relative returns, as issues with less interest-rate sensitivity in the “CCC” ratings category outperformed “B” rated issues, and “B” rated issues outperformed “BB” rated issues. In broad terms, our

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 7

preference for investments in the areas of the market with more exposure to the economic cycle, such as energy, and an underweight to the more defensive cable and telecommunication segments, proved additive for the Fund’s relative results during the 12-month period.

With regard to individual portfolio holdings among corporate bonds, key positive contributors to the Fund’s relative performance included an overweight to Baytex Energy, a Canadian exploration-and-production company. Holdings of issuers viewed as potential beneficiaries of a continued economic reopening also contributed positively to the Fund’s relative returns. These included a portfolio position in shipping-container company Danaos. Within financials, an overweight exposure to US insurer Liberty Mutual led positive contributions to the Fund’s relative results in that sector. Our analysts had viewed the Liberty Mutual bonds as both up-in-quality as well as undervalued. During the period, the market began to recognize the attractiveness of the bonds, and the prices appreciated.

The largest individual detractors from relative performance among corporates held in the portfolio included the Fund’s overweight to the bonds of Credito Real, as the Mexico-based financial services company was unsuccessful in refinancing its debt and effectively went into default. Exposure to Diamond Sports, a regional sports network, also weighed on the Fund’s relative performance. Extended negotiations around a bond swap in order to reduce the company’s debt load have suppressed the market’s enthusiasm for Diamond Sports’ bonds.

With regard to floating-rate bank loans, we trimmed the Fund’s exposure to the asset class throughout the 12-month period, as loan pricing strengthened coming out of the pandemic, and we preferred to invest in loans with higher book coupons. The Fund’s loan allocation was slightly underweight compared to the S&P/LSTA Index benchmark, before taking into account the Fund’s use of leverage. At the individual loan level, the portfolio’s exposure to physician group Envision HealthCare detracted from the Fund’s relative returns for the 12-month period, as the company undertook a restructuring that was less favorable to creditors. Another performance laggard within bank loans was dialysis provider US Renal. A pending lawsuit against a large competitor weighed on investors’ sentiment towards US Renal’s loans. Exposure to the loans for kitchenware manufacturer Instant Brands also detracted from the Fund’s relative returns, as supply-chain issues and higher freight costs weighed on the company’s results. On the positive side within bank loans, the loan price for portfolio holding Hard Rock Casinos rose during the 12-month period, as results for the gaming company rebounded coming

8 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

out of the pandemic. DTI Holdings also contributed positively to the Fund’s relative returns. The technology company experienced improved operating results over the period, which enabled it to refinance its loans.

The Fund’s securitized sector exposures outperformed most other sectors over the period. The portfolio’s non-benchmark holdings of securitized assets are primarily allocated to CMBS, but also include collateralized loan obligations (CLOs) and CRTs within residential MBS (RMBS). The portfolio’s CMBS allocation is broadly comprised of, in order of magnitude, single asset/single borrower (SA/SB) issues, Freddie Mac-issued non-guaranteed deals, and the traditional conduit deals (diverse, fixed-rate pools). The biggest positive contributors to the Fund’s relative returns within the securitized sectors for the 12-month period were CMBS deals collateralized by senior living facilities. Several other CMBS deals also contributed meaningfully to the Fund’s relative performance. Minor detractors from the Fund’s relative returns within securitized assets included a position in an agency-guaranteed, interest-only security, and a small number of residential CRT issues. In aggregate, the Fund’s CLO and CRT exposures were additive to relative returns performance.

Finally, the portfolio’s allocation to ILS aided relative performance for the 12-month period. One of the favorable characteristics of ILS, in our view, is the structurally uncorrelated nature of the asset class to other areas of the market. There were limited natural disasters during the first few months of 2022, allowing ILS to perform well even as the broader financial markets sold off. We continue to view exposure to ILS as potentially helping to bolster the income and risk-reward profile of the portfolio over the long-term.

Q	How did the level of leverage in the Fund change over the 12-month period ended April 30, 2022?
A	The Fund employs leverage through a credit agreement. (See Note 8 to the Financial Statements.) As of April 30, 2022, 32.7% of the Fund’s total managed assets were financed by leverage (or borrowed funds), compared with 31.8% of the Fund’s total managed assets financed by leverage at the start of the 12-month period on May 1, 2021. During the 12-month period, the Fund decreased the absolute amount of funds borrowed by a total of $6.5 million, to $54.9 million as of April 30, 2022. The percentage of the Fund’s managed assets financed by leverage increased during the period due to the decrease in the total managed assets of the Fund relative to the amount of funds borrowed.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 9

Q	Did the Fund’s distributions** to shareholders change during the 12-month period ended April 30, 2022?
A	The Fund currently seeks to maintain level monthly distributions. Accordingly, the Fund’s monthly distribution rate remained unchanged over the 12-month period, at $0.11000 per share/per month. The Fund’s practice of seeking to maintain level distributions did not have an effect of the Fund’s investment strategies or per share net asset value during the 12-month period ended April 30, 2022, and did not result in distributions of capital during the 12-month period.
Q	Did the Fund invest in any derivative securities during the 12-month period ended April 30, 2022? If so, did the derivatives have a notable effect on performance?
A	We invested the Fund in forward foreign currency contracts (currency forwards) during the period to help manage the risk of the portfolio’s exposures to foreign currencies. The contracts had a small positive effect on the Fund’s benchmark-relative results, given the decline in the euro relative to the US dollar over the period.
Q	What is your investment outlook?
A	We believe it will be difficult for the Fed to achieve a “soft” economic landing as it works to try to bring inflation back down to its stated long-term target of 2% (year-over-year, core personal consumption expenditure inflation). To the extent that domestic core inflation readouts may not decline as much as the Fed expects throughout 2022, the US central bank will then face a tough decision. Our expectation is that the Fed will have to decide whether to continue to increase the federal funds target range to well above the 3.0% peak priced in by the market, at the risk of causing a recession, or increase the stated inflation target from 2% to 2.5%, or even to 3.0%; or, perhaps, opt for a little bit of each approach. The potential benefit of a higher inflation target, in our view, is that the Fed could then raise the “neutral” federal funds rate target range and thus provide more room to eventually cut rates before hitting zero if, and when, the next recession arrives. We believe the Fed may deem such a change as the lesser of two evils, but if so, it will have to message that change very carefully in order to maintain its long-term credibility.
**	Distributions/dividends are not guaranteed.

10 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Overall, we see continued upside risk for yields, as we expect the terminal (or peak) federal funds rate target range to be higher than currently implied by market pricing. We would not be surprised, however, to see yields move sideways in the short term, before moving higher as it becomes clearer that the Fed may have to raise rates to a greater extent than reflected in the pricing environment we saw at the end of the first quarter of 2022.

We remain positive on the short-term fundamental outlook for high-yield corporates, given a backdrop of strong economic growth, low defaults, still-accommodative (for now) monetary policy, and continued global demand for yield among investors. Strong growth and higher inflation have usually been good for corporate cash flows, and may help keep high-yield default rates low. Likewise, consumers have remained in strong shape, given low unemployment, rising wages, and higher net worth’s driven in significant part by the housing market. That said, we view spreads for corporate credit as relatively tight and a limiting factor on return potential going forward. As a result, we expect security selection within corporates to be a larger contributor to returns, as opposed to pure “beta” exposures. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities. Beta measures an investment’s sensitivity to market movements in relation to an index.)

Securitized assets have underperformed in recent months. We believe it likely that we’ll see much lower levels of issuance in the RMBS and CMBS markets, given the higher-rate environment, along with a slowing in both residential and commercial real estate price increases. Currently, the consumer asset-backed security (ABS) sector remains strong, but inflation and higher interest rates may soon take its toll on pocketbooks and affect ABS. Broadly speaking, we anticipate that the securitized market could remain well-supported over the short-to-medium-term, despite softening in some sub-sectors.

Against the backdrop of a rising federal funds rate target and corresponding increases in the reference LIBOR (London Interbank Offered Rate), the loan asset class has benefited from its low durations and associated lack of interest-rate sensitivity, making bank loans one of the few fixed-income categories to register a positive return over the first four months of 2022. We anticipate loans could continue to benefit as the Fed

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 11

hikes its benchmark rate, and that defaults may remain well below historical averages over the next 12 months. We will consider adding to the Fund’s loan allocation as rates increase to a level more supportive of the Fund’s dividend.

Please refer to the Schedule of Investments on pages 18–44 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Fund generally will rise. Investments held by the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.

12 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund is authorized to borrow from banks and issue debt securities, which are forms of leverage. The Fund currently employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 13

Portfolio Summary | 4/30/22

10 Largest Holdings
(As a percentage of total investments)*
1.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	3.57%
2.	Hercules LLC, Series UNIT, 6.50%, 6/30/29	1.17
3.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.14
4.	Gol Finance SA, 8.00%, 6/30/26 (144A)	1.13
5.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.08
6.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	0.93
7.	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	0.90
8.	Energean Plc, 6.50%, 4/30/27 (144A)	0.86
9.	Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	0.83
10.	Artera Services LLC, 9.033%, 12/4/25 (144A)	0.82

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

14 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Prices and Distributions | 4/30/22

Market Value per Share^

	4/30/22	4/30/21
Market Value	$12.30	$14.95
Discount	(9.43)%	(4.6)%

Net Asset Value per Share^

	4/30/22	4/30/21
Net Asset Value	$13.58	$15.67

Distributions per Share*:

	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/21 – 4/30/22	$1.3200	$ —	$ —

Yields

	4/30/22	4/30/21
30-Day SEC Yield	9.52%	6.00%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
*	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period, and these reserves may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 15

Performance Update | 4/30/22

Investment Returns

The mountain chart below shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Fund, Inc. during the periods shown, compared to that of the (50%/50%) ICE BofA Global High Yield & Crossover Country Corporate & Government Index (GHY/CCC & G) Index and S&P/LSTA Leveraged Loan Index benchmark, and the two indices that comprise the composite benchmark.

Average Annual Total Returns
(As of April 30, 2022)
			50% ICE BofA
			Global High
			Yield/CCC&G
			Index/50%		ICE BofA
	Net Asset		S&P/LSTA	S&P/LSTA	Global
	Value	Market	Leveraged	Leveraged	High Yield/
Period	(NAV)	Price	Loan Index	Loan Index	CCC&G Index
10 years	5.85%	4.48%	3.95%	4.24%	3.61%
5 years	3.42	2.54	2.75	3.97	1.48
1 year	-5.19	-9.99	-5.41	2.95	-13.22

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

(Please see the following page for additional performance and expense disclosure.)

16 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE BofA GHY/CCC & G Index is an unmanaged index that tracks the performance of the below-and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The S&P/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 17

Schedule of Investments | 4/30/22

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 145.5%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 3.3% of Net Assets*(a)
Airlines — 0.2%
265,000	LATAM Airlines Group S.A., Tranche A Facility, 8.234%
	(Term SOFR + 750 bps), 8/8/22	$ 266,921
	Total Airlines	$ 266,921
Consumer Products — 0.3%
363,344	Instant Brands Holdings, Inc., Initial Loan, 5.75% (LIBOR +
	500 bps), 4/12/28	$ 336,093
	Total Consumer Products	$ 336,093
Dialysis Centers — 0.4%
487,500	U.S. Renal Care, Inc., Initial Term Loan, 5.764% (LIBOR +
	500 bps), 6/26/26	$ 438,344
	Total Dialysis Centers	$ 438,344
Electronic Composition — 0.2%
265,974	Natel Engineering Co., Inc., Initial Term Loan, 7.743%
	(LIBOR + 625 bps), 4/30/26	$ 259,767
	Total Electronic Composition	$ 259,767
Gambling (Non-Hotel) — 0.4%
508,810	Enterprise Development Authority, Term B Loan,
	5.014% (LIBOR + 425 bps), 2/28/28	$ 507,750
	Total Gambling (Non-Hotel)	$ 507,750
Human Resources — 0.3%
323,927	Team Health Holdings, Inc., Extended Term Loan,
	6.25% (Term SOFR + 525 bps), 3/2/27	$ 306,381
	Total Human Resources	$ 306,381
Machinery — 0.1%
69,772	MHI Holdings LLC, Initial Term Loan, 5.764%
	(LIBOR + 500 bps), 9/21/26	$ 69,626
Medical Labs & Testing Services — 0.2%
314,437	Envision Healthcare Corp., Initial Term Loan, 4.514%
	(LIBOR + 375 bps), 10/10/25	$ 193,903
	Total Medical Labs & Testing Services	$ 193,903
Oil-Field Services — 1.1%
1,245,000	ProFrac Holdings II, LLC, Term Loan, 9.603% (Term
	SOFR + 850 bps), 3/4/25	$ 1,226,325
	Total Oil-Field Services	$ 1,226,325

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)		Value
Recreational Centers — 0.2%
191,703	Fitness International LLC, Term B Loan, 4.256% (LIBOR +
	325 bps), 4/18/25	$ 179,542
	Total Recreational Centers	$ 179,542
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $3,966,778)	$ 3,784,652

Shares
COMMON STOCKS — 0.6% of Net Assets
Airlines — 0.4%
24,166(b)	Grupo Aeromexico SAB de CV	$ 426,678
	Total Airlines	$ 426,678
Household Durables — 0.0%†
89,094(b)	Desarrolladora Homex SAB de CV	$ 175
	Total Household Durables	$ 175
Oil, Gas & Consumable Fuels — 0.2%
6(b)	Amplify Energy Corp.	$ 40
218,823(b)	PetroQuest Energy, Inc.	93,000
5,709(b)	Summit Midstream Partners LP	96,824
	Total Oil, Gas & Consumable Fuels	$ 189,864
Specialty Retail — 0.0%†
42,088(b)+^	Targus Cayman SubCo., Ltd.	$ 64,395
	Total Specialty Retail	$ 64,395
TOTAL COMMON STOCKS
	(Cost $791,295)	$ 681,112

Principal
Amount
USD ($)
ASSET BACKED SECURITIES — 2.1% of Net Assets
500,000(a)	Goldentree Loan Management US CLO 2, Ltd.,
Series 2017-2A, Class E, 5.763% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	$ 463,149
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3,
	Class G, 9.812%, 2/26/29 (144A)	939,333
1,000,000(a)	MCF CLO VII LLC, Series 2017-3A, Class ER, 10.213%
	(3 Month USD LIBOR + 915 bps), 7/20/33 (144A)	988,671
TOTAL ASSET BACKED SECURITIES
	(Cost $2,461,016)	$ 2,391,153

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 19

Schedule of Investments | 4/30/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	2.4% of Net Assets
330,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01,
	Class 1B2, 6.289% (SOFR30A +
	600 bps), 10/25/41 (144A)	$ 304,083
150,000(a)	Connecticut Avenue Securities Trust, Series 2022-R04,
	Class 1B2, 9.789% (SOFR30A +
	950 bps), 3/25/42 (144A)	154,738
10,688(a)	DSLA Mortgage Loan Trust, Series 2005-AR6,
	Class 2A1C, 1.394% (1 Month USD LIBOR +
	84 bps), 10/19/45	10,963
100,000(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2021-R02, Class 2B2, 6.489% (SOFR30A +
	620 bps), 11/25/41 (144A)	93,441
450,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA3,
	Class B2, 6.539% (SOFR30A + 625 bps), 9/25/41 (144A)	395,932
250,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA3,
	Class B2, 10.001% (SOFR30A + 975 bps), 4/25/42 (144A)	251,408
200,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2021-DNA7, Class B2, 8.089% (SOFR30A +
	780 bps), 11/25/41 (144A)	188,286
280,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2022-DNA2, Class B2, 8.789% (SOFR30A +
	850 bps), 2/25/42 (144A)	264,628
21,456	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	15,204
500,000(c)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5,
	4.50%, 4/25/32 (144A)	395,755
640,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 11.168%
	(1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	691,180
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $2,883,669)	$ 2,765,618
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 10.8% of Net Assets
1,000,000(c)	Benchmark Mortgage Trust, Series 2020-B18,
	Class AGNG, 4.535%, 7/15/53 (144A)	$ 858,796
500,000(a)	BPR Trust, Series 2021-WILL, Class E, 7.304% (1 Month
	USD LIBOR + 675 bps), 6/15/38 (144A)	478,885
588,625(a)	Capital Funding Mortgage Trust, Series 2020-9, Class B,
	15.90% (1 Month USD LIBOR + 1,490 bps),
	11/19/22 (144A)	588,625
288,017(a)	Capital Funding Mortgage Trust, Series 2021-8, Class B,
	14.35% (1 Month USD LIBOR + 1,310 bps),
	6/22/23 (144A)	288,017
1,000,000(a)	Capital Funding Mortgage Trust, Series 2021-19, Class B,
	16.46% (1 Month USD LIBOR + 1,521 bps),
	11/6/23 (144A)	984,746
70,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class B1, 8.039% (SOFR30A + 775 bps),
	1/25/51 (144A)	74,848

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
180,000(a)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN3, Class B1, 7.139% (SOFR30A +
	685 bps), 11/25/51 (144A)	$ 173,590
645,642(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%,
	10/25/27 (144A)	534,823
1,000,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	7.352% (1 Month USD LIBOR + 690 bps), 8/25/29	887,098
498,817(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	6.702% (1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	508,056
527,183(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C,
	9.452% (1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	539,108
1,000,000(d)	FREMF Mortgage Trust, Series 2021-KG05, Class C,
	0.000%, 1/25/31 (144A)	501,465
12,333,286(e)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A,
	0.10%, 1/25/31 (144A)	80,418
1,000,000(e)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B,
	0.10%, 1/25/31 (144A)	5,841
7,979,002(c)	FRESB Mortgage Trust, Series 2020-SB79, Class X1,
	1.207%, 7/25/40	469,643
500,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2013-LC11, Class D, 4.303%, 4/15/46	403,956
172,888(c)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	129,666
750,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
	Class D, 4.554% (1 Month USD LIBOR + 400 bps),
	5/15/36 (144A)	650,066
750,000(a)	Multifamily Connecticut Avenue Securities Trust,
	Series 2020-01, Class M10, 4.418% (1 Month USD
	LIBOR + 375 bps), 3/25/50 (144A)	717,948
900,000(c)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class E, 4.544%, 8/15/36 (144A)	767,241
290,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	270,407
338,714(c)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class M6, 5.69%, 2/25/50 (144A)	310,470
1,100,000	Wells Fargo Commercial Mortgage Trust,
	Series 2015-C28, Class E, 3.00%, 5/15/48 (144A)	780,697
1,660,500(c)	Wells Fargo Commercial Mortgage Trust,
	Series 2015-C31, Class E, 4.754%, 11/15/48 (144A)	1,200,547
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $13,141,403)	$ 12,204,957
	CONVERTIBLE CORPORATE BONDS — 2.2% of
	Net Assets
	Airlines — 0.2%
225,000	GOL Equity Finance SA, 3.75%, 7/15/24 (144A)	$ 182,250
	Total Airlines	$ 182,250

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 21

Schedule of Investments | 4/30/22 (continued)

Principal
Amount
USD ($)			Value
Banks — 0.0%†
IDR	812,959,000^	PT Bakrie & Brothers Tbk, 0.00%, 12/22/22	$ 5,608
		Total Banks	$ 5,608
Chemicals — 1.7%
1,900,000(f)		Hercules LLC Series UNIT, 6.50%, 6/30/29	$ 1,925,688
		Total Chemicals	$ 1,925,688
Entertainment — 0.2%
	312,000(d)	DraftKings Holdings, Inc., 3/15/28	$ 207,324
		Total Entertainment	$ 207,324
Pharmaceuticals — 0.1%
	300,000	Tricida, Inc., 3.50%, 5/15/27	$ 155,430
		Total Pharmaceuticals	$ 155,430
TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $2,197,395)	$ 2,476,300
CORPORATE BONDS — 101.3% of Net Assets
Advertising — 1.0%
	645,000	Clear Channel Outdoor Holdings, Inc., 7.50%,
		6/1/29 (144A)	$ 608,686
	535,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
		4/15/28 (144A)	504,238
		Total Advertising	$ 1,112,924
Aerospace & Defense — 0.7%
	450,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 414,000
	280,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	296,094
	101,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	104,537
		Total Aerospace & Defense	$ 814,631
Agriculture — 0.4%
	815,000	Kernel Holding SA, 6.50%, 10/17/24 (144A)	$ 431,950
		Total Agriculture	$ 431,950
Airlines — 6.6%
	155,000	Delta Air Lines, Inc., 7.375%, 1/15/26	$ 165,075
	500,000	Gol Finance SA, 7.00%, 1/31/25 (144A)	427,880
	2,115,000	Gol Finance SA, 8.00%, 6/30/26 (144A)	1,853,819
	1,510,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1,525,100
	645,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
		Property Assets, Ltd., 6.50%, 6/20/27 (144A)	657,900
	1,915,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1,882,560
EUR	1,000,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	957,387
		Total Airlines	$ 7,469,721

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)			Value
		Auto Manufacturers — 1.0%
	1,095,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	$ 1,096,938
		Total Auto Manufacturers	$ 1,096,938
		Auto Parts & Equipment — 0.7%
	840,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 821,722
		Total Auto Parts & Equipment	$ 821,722
		Banks — 3.8%
	300,000(c)	Banco de Galicia y Buenos Aires SAU, 7.962% (5 Year
		CMT Index + 716 bps), 7/19/26 (144A)	$ 291,753
	1,135,000(c)	Banco GNB Sudameris SA, 7.50% (5 Year CMT Index +
		666 bps), 4/16/31 (144A)	1,041,090
685,000(c)(g)		Banco Mercantil del Norte SA, 8.375% (5 Year CMT
		Index + 776 bps) (144A)	706,920
	247,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	239,240
	911,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	874,560
350,000(c)(g)		ING Groep NV, 6.50% (5 Year USD Swap Rate + 445 bps)	349,125
225,000(c)(g)		Intesa Sanpaolo S.p.A., 7.70% (5 Year USD Swap
		Rate + 546 bps) (144A)	226,688
250,000(c)(g)		NatWest Group Plc, 8.00% (5 Year USD Swap
		Rate + 572 bps)	263,125
	200,000	Sberbank of Russia Via SB Capital SA, 5.25%,
		5/23/23 (144A)	4,000
865,000(c)(g)		Sovcombank Via SovCom Capital DAC, 7.60% (5 Year
		CMT Index + 636 bps) (144A)	17,300
	344,000(c)	Turkiye Vakiflar Bankasi TAO, 8.00% (5 Year USD
		Swap Rate + 585 bps), 11/1/27 (144A)	339,762
		Total Banks	$ 4,353,563
		Biotechnology — 0.3%
EUR	345,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 327,067
		Total Biotechnology	$ 327,067
		Building Materials — 1.6%
	239,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 246,469
	199,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	192,532
	375,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc.,
		9.50%, 4/15/30 (144A)	341,606
	1,001,000	Patrick Industries, Inc., 7.50%, 10/15/27 (144A)	1,011,010
		Total Building Materials	$ 1,791,617
		Chemicals — 1.9%
	425,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 381,382
	425,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	369,750
EUR	420,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	407,633
	300,000	LYB Finance Co. BV, 8.10%, 3/15/27 (144A)	348,705
	280,000	Olin Corp., 9.50%, 6/1/25 (144A)	313,600
	336,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
		4/1/25 (144A)	323,400
		Total Chemicals	$ 2,144,470

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 23

Schedule of Investments | 4/30/22 (continued)

Principal
Amount
USD ($)			Value
		Commercial Services — 5.6%
	245,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 236,425
	585,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	567,798
	450,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	446,063
	1,384,000	Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	1,361,009
	473,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	391,923
	958,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	941,235
	410,000	PECF USS Intermediate Holding III Corp., 8.00%,
		11/15/29 (144A)	379,759
	935,000	Prime Security Services Borrower LLC/Prime
		Finance, Inc., 6.25%, 1/15/28 (144A)	838,087
MXN	3,780,000	Red de Carreteras de Occidente SAB de CV, 9.00%,
		6/10/28 (144A)	182,755
	558,000	Sotheby’s, 7.375%, 10/15/27 (144A)	549,630
	411,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	423,330
		Total Commercial Services	$ 6,318,014
		Computers — 0.6%
	865,000	Diebold Nixdorf, Inc., 8.50%, 4/15/24	$ 562,250
	80,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	70,041
		Total Computers	$ 632,291
		Cosmetics/Personal Care — 0.4%
	455,000	Natura &Co. Luxembourg Holdings S.a.r.l., 6.00%,
		4/19/29 (144A)	$ 441,732
		Total Cosmetics/Personal Care	$ 441,732
		Diversified Financial Services — 6.8%
	1,000,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	$ 950,000
	375,925(h)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
		10/31/26 (144A)	312,082
	1,110,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	1,123,653
	275,000(i)	Credito Real SAB de CV SOFOM ER, 8.00%,
		1/21/28 (144A)	44,347
	530,000	Financiera Independencia SAB de CV SOFOM ENR,
		8.00%, 7/19/24 (144A)	378,955
EUR	235,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	242,025
GBP	400,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	491,034
	1,073,814(h)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK
		or 6.50% Cash), 9/15/24 (144A)	926,143
	75,000	OneMain Finance Corp., 6.625%, 1/15/28	73,969
	215,000	OneMain Finance Corp., 8.875%, 6/1/25	225,643
	355,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	318,613
	1,174,000	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	716,328

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)			Value
		Diversified Financial Services — (continued)
	865,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	$ 750,387
	465,000	VistaJet Malta Finance Plc/XO Management
		Holding, Inc., 6.375%, 2/1/30 (144A)	406,875
	745,000	VistaJet Malta Finance Plc/XO Management
		Holding, Inc., 7.875%, 5/1/27 (144A)	700,821
		Total Diversified Financial Services	$ 7,660,875
		Electric — 1.0%
	400,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 429,780
	460,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
		588 bps), 9/24/73 (144A)	486,450
	126,000	NRG Energy, Inc., 6.625%, 1/15/27	127,575
	116,198	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
		12/15/25 (144A)	118,813
	7,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	6,895
		Total Electric	$ 1,169,513
		Electrical Components & Equipments — 0.5%
	350,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 363,562
	245,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	254,727
		Total Electrical Components & Equipments	$ 618,289
		Engineering & Construction — 2.2%
	200,000	Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
		3/30/29 (144A)	$ 193,628
	1,425,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	1,346,625
	230,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	216,637
EUR	360,000	Promontoria Holding 264 BV, 6.375%, 3/1/27 (144A)	358,894
	280,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	263,200
	332,094(i)	Stoneway Capital Corp., 10.00%, 3/1/27 (144A)	88,835
		Total Engineering & Construction	$ 2,467,819
		Entertainment — 2.6%
	510,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	$ 532,950
	685,000	CDI Escrow Issuer, Inc., 5.75%, 4/1/30 (144A)	660,279
	305,000	International Game Technology Plc, 6.25%,
		1/15/27 (144A)	309,688
	900,000	Mohegan Gaming & Entertainment, 8.00%,
		2/1/26 (144A)	793,575
	295,000	Scientific Games International, Inc., 7.00%,
		5/15/28 (144A)	302,017
	295,000	Scientific Games International, Inc., 7.25%,
		11/15/29 (144A)	309,052
		Total Entertainment	$ 2,907,561
		Environmental Control — 0.4%
	367,000	Tervita Corp., 11.00%, 12/1/25 (144A)	$ 409,205
		Total Environmental Control	$ 409,205

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 25

Schedule of Investments | 4/30/22 (continued)

Principal
Amount
USD ($)			Value
		Food — 1.6%
	555,000	Aragvi Finance International DAC, 8.45%, 4/29/26 (144A)	$ 426,684
	1,310,000	Frigorifico Concepcion SA, 7.70%, 7/21/28 (144A)	1,141,351
	225,000	United Natural Foods, Inc., 6.75%, 10/15/28 (144A)	225,164
		Total Food	$ 1,793,199
		Forest Products & Paper — 1.3%
	379,000	Schweitzer-Mauduit International, Inc., 6.875%,
		10/1/26 (144A)	$ 340,482
	1,175,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	1,133,875
		Total Forest Products & Paper	$ 1,474,357
		Healthcare-Products — 0.2%
	239,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 246,170
		Total Healthcare-Products	$ 246,170
		Healthcare-Services — 4.0%
	445,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 422,755
	280,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	285,600
	550,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	551,375
	357,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
		Health, Inc., 9.75%, 12/1/26 (144A)	366,776
	1,066,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	1,113,970
	765,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	743,006
	1,165,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	1,004,813
		Total Healthcare-Services	$ 4,488,295
		Home Builders — 1.3%
	885,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 845,166
	390,000	Empire Communities Corp., 7.00%, 12/15/25 (144A)	369,525
	211,000	KB Home, 6.875%, 6/15/27	219,031
		Total Home Builders	$ 1,433,722
		Home Furnishings — 0.9%
EUR	930,000	International Design Group S.p.A., 6.50%,
		11/15/25 (144A)	$ 977,901
		Total Home Furnishings	$ 977,901
		Housewares — 0.1%
	120,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 122,130
		Total Housewares	$ 122,130
		Insurance — 5.2%
	4,600,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	$ 5,871,284
		Total Insurance	$ 5,871,284
		Internet — 0.1%
	95,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 99,202
		Total Internet	$ 99,202

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)			Value
		Iron & Steel — 2.8%
	845,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 860,398
	200,000	Metinvest BV, 7.75%, 4/23/23 (144A)	112,000
1,345,000		Metinvest BV, 7.75%, 10/17/29 (144A)	719,575
	375,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	373,594
	395,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	392,037
	870,000	TMS International Corp., 6.25%, 4/15/29 (144A)	756,900
		Total Iron & Steel	$ 3,214,504
		Leisure Time — 1.4%
	100,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 98,000
EUR	130,000	Carnival Corp., 7.625%, 3/1/26 (144A)	137,006
	135,000	Carnival Corp., 10.50%, 2/1/26 (144A)	148,500
GBP	440,000	Deuce Finco Plc, 5.50%, 6/15/27 (144A)	503,991
	170,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	153,000
	125,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	129,042
	178,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	193,522
	245,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	224,175
		Total Leisure Time	$ 1,587,236
		Lodging — 0.2%
	204,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 212,925
	16,000	Marriott International, Inc. Series EE, 5.75%, 5/1/25	16,778
		Total Lodging	$ 229,703
		Machinery-Diversified — 0.3%
	368,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
		8/1/24 (144A)	$ 365,240
		Total Machinery-Diversified	$ 365,240
		Media — 1.5%
	225,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$ 194,879
1,660,000		McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1,485,700
		Total Media	$ 1,680,579
		Metal Fabricate/Hardware — 0.2%
	385,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 291,638
		Total Metal Fabricate/Hardware	$ 291,638
		Mining — 2.4%
	883,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	$ 855,357
	500,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	502,500
	400,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	402,000
	222,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	221,949
	323,000	Joseph T Ryerson & Son, Inc., 8.50%, 8/1/28 (144A)	347,225
	375,000	Vedanta Resources, Ltd., 6.375%, 7/30/22 (144A)	374,254
		Total Mining	$ 2,703,285

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 27

Schedule of Investments | 4/30/22 (continued)

Principal
Amount
USD ($)			Value
		Multi-National — 0.3%
IDR	4,840,000,000	Inter-American Development Bank Series
		GDP, 7.875%, 3/14/23	$ 339,137
		Total Multi-National	$ 339,137
		Oil & Gas — 17.3%
1,160,000		Aethon United BR LP/Aethon United Finance Corp.,
		8.25%, 2/15/26 (144A)	$ 1,195,414
1,685,000		Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,781,365
660,000		Cenovus Energy, Inc., 6.75%, 11/15/39	750,286
950,000		Chesapeake Energy Corp., 6.75%, 4/15/29 (144A)	955,937
995,000		Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	1,042,272
1,510,000		Energean Plc, 6.50%, 4/30/27 (144A)	1,418,645
383,000		International Petroleum Corp., 7.25%, 2/1/27 (144A)	377,255
405,000		Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	400,950
1,355,000		MC Brazil Downstream Trading S.a.r.l, 7.25%,
		6/30/31 (144A)	1,178,850
825,000		MEG Energy Corp., 7.125%, 2/1/27 (144A)	837,787
605,000		Murphy Oil Corp., 6.375%, 7/15/28	615,588
140,000		Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	142,828
515,000		Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	493,113
603,000		Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	597,272
955,000		Occidental Petroleum Corp., 4.40%, 4/15/46	819,008
674,000		Petroleos Mexicanos, 6.70%, 2/16/32	580,772
271,000		Precision Drilling Corp., 6.875%, 1/15/29 (144A)	262,932
395,000		Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	328,838
480,000		Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	489,600
900,000		SierraCol Energy Andina LLC, 6.00%, 6/15/28 (144A)	793,440
860,000		Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	832,050
1,000,000		Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	1,010,210
985,000		Tullow Oil Plc, 10.25%, 5/15/26 (144A)	978,006
805,000		Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	785,881
1,195,000		YPF SA, 6.95%, 7/21/27 (144A)	869,374
ARS	7,750,000	YPF SA, 16.50%, 5/9/22 (144A)	34,485
		Total Oil & Gas	$ 19,572,158
		Oil & Gas Services — 1.1%
521,000		Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	$ 521,781
750,000		Exterran Energy Solutions LP/EES Finance Corp.,
		8.125%, 5/1/25	751,875
		Total Oil & Gas Services	$ 1,273,656

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Principal
Amount
USD ($)		Value
	Pharmaceuticals — 1.6%
547,000	Bausch Health Cos., Inc., 7.00%, 1/15/28 (144A)	$ 448,376
234,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
	9.50%, 7/31/27 (144A)	183,690
465,000	P&L Development LLC/PLD Finance Corp.,
	7.75%, 11/15/25 (144A)	409,781
381,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	347,617
493,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	478,116
	Total Pharmaceuticals	$ 1,867,580
	Pipelines — 5.5%
230,000	DCP Midstream Operating LP, 5.60%, 4/1/44	$ 219,875
555,000	Delek Logistics Partners LP/Delek Logistics
	Finance Corp., 6.75%, 5/15/25	549,450
510,000	Delek Logistics Partners LP/Delek Logistics
	Finance Corp., 7.125%, 6/1/28 (144A)	487,489
450,000(a)	Energy Transfer LP, 4.304% (3 Month USD LIBOR +
	302 bps), 11/1/66	370,620
915,000(c)(g)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	863,394
118,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	90,849
145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	117,450
344,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	283,826
365,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.00%, 1/15/27	357,970
197,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27	192,568
645,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	635,325
845,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	857,675
1,175,000	Williams Cos., Inc., 5.75%, 6/24/44	1,224,798
	Total Pipelines	$ 6,251,289
	REITs — 1.0%
890,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 6.00%, 1/15/30 (144A)	$ 740,925
386,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	392,755
10,000	Uniti Group LP/Uniti Group Finance, Inc./CSL
	Capital LLC, 6.50%, 2/15/29 (144A)	8,625
	Total REITs	$ 1,142,305
	Retail — 1.4%
575,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 649,980
245,000	At Home Group, Inc., 7.125%, 7/15/29 (144A)	182,807
418,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	382,992
389,000	Staples, Inc., 7.50%, 4/15/26 (144A)	371,495
	Total Retail	$ 1,587,274

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 29

Schedule of Investments | 4/30/22 (continued)

Principal
Amount
USD ($)		Value
	Software — 0.7%
905,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30 (144A)	$ 833,283
	Total Software	$ 833,283
	Telecommunications — 5.5%
695,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 573,952
607,000	Altice France Holding SA, 10.50%, 5/15/27 (144A)	615,346
200,000	Altice France SA, 8.125%, 2/1/27 (144A)	201,500
55,009(h)	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 13.00% (7.00% PIK or 6.00% Cash),
	12/31/25 (144A)	53,840
750,000	Digicel, Ltd., 6.75%, 3/1/23	673,133
1,345,000	Kenbourne Invest SA, 6.875%, 11/26/24 (144A)	1,282,794
340,000	Sprint Corp., 7.125%, 6/15/24	357,850
850,000	Sprint Corp., 7.625%, 3/1/26	923,253
850,000	Total Play Telecomunicaciones SA de CV,
	6.375%, 9/20/28 (144A)	706,358
875,000	Windstream Escrow LLC/Windstream Escrow
	Finance Corp., 7.75%, 8/15/28 (144A)	833,437
	Total Telecommunications	$ 6,221,463
	Transportation — 3.9%
815,000	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 738,635
1,245,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	1,090,551
655,000	Danaos Corp., 8.50%, 3/1/28 (144A)	676,006
400,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	328,004
575,000	Watco Cos. LLC/Watco Finance Corp., 6.50%,
	6/15/27 (144A)	555,514
965,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	989,492
	Total Transportation	$ 4,378,202
	Trucking & Leasing — 0.3%
325,000	Fortress Transportation and Infrastructure
	Investors LLC, 9.75%, 8/1/27 (144A)	$ 331,585
	Total Trucking & Leasing	$ 331,585
	Water — 1.1%
1,295,000	Aegea Finance S.a.r.l., 6.75%, 5/20/29 (144A)	$ 1,270,803
	Total Water	$ 1,270,803
	TOTAL CORPORATE BONDS
	(Cost $118,622,090)	$114,637,082

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Shares		Value
PREFERRED STOCK — 0.5% of Net Assets
Diversified Financial Services — 0.5%
500(c)(g)	Compeer Financial ACA, 6.75% (3 Month USD
	LIBOR + 458 bps) (144A)	$ 510,000
	Total Diversified Financial Services	$ 510,000
Internet — 0.0%†
50,188	MYT Holding LLC Series A, 10.00%, 6/6/29	$ 55,207
	Total Internet	$ 55,207
TOTAL PREFERRED STOCK
	(Cost $591,624)	$ 565,207
RIGHT/WARRANT — 0.0% of Net Assets
Aerospace & Defense — 0.0%†
6,475(b)	Avation Plc, 1/1/59	$ —
	Total Aerospace & Defense	$ —
TOTAL RIGHT/WARRANT
	(Cost $—)	$ —

Principal
Amount
USD ($)
	INSURANCE-LINKED SECURITIES — 18.6% of
	Net Assets#
	Event Linked Bonds — 6.4%
	Inland Flood – U.S. — 0.4%
250,000(a)	FloodSmart Re, 12.063%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$ 246,975
250,000(a)	FloodSmart Re, 14.393%, (3 Month U.S. Treasury Bill +
	1,358 bps), 3/1/24 (144A)	242,250
		$ 489,225
	Multiperil – U.S. — 2.0%
400,000(a)	Caelus Re V, 0.913%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	$ 20,000
375,000(a)+	Caelus Re V, 0.913%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	33
250,000(a)	Caelus Re V, 0.913%, (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	25
250,000(a)	Four Lakes Re, 8.113%, (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	250,175
250,000(a)	Four Lakes Re, 10.973%, (3 Month U.S. Treasury Bill +
	1,106 bps), 1/5/24 (144A)	248,925
250,000(a)	Kilimanjaro Re, 4.949%, (3 Month USD LIBOR +
	494 bps), 5/6/22	250,000
500,000(a)	Matterhorn Re, 8.371%, (SOFR + 775 bps),
	3/24/25 (144A)	498,000

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 31

Schedule of Investments | 4/30/22 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
250,000(a)	Residential Reinsurance 2018 Re, 12.463%, (3 Month
	U.S. Treasury Bill + 1,165 bps), 12/6/22 (144A)	$ 242,275
250,000(a)	Residential Reinsurance 2019 Re, 13.043%, (3 Month
	U.S. Treasury Bill + 1,223 bps), 12/6/23 (144A)	242,050
500,000(a)	Residential Reinsurance 2021 Re, 12.563%, (3 Month
	U.S. Treasury Bill + 1,175 bps), 12/6/25 (144A)	491,900
$ 2,243,383
Multiperil – U.S. & Canada — 2.9%
250,000(a)	Hypatia, Ltd., 8.088%, (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 255,700
750,000(a)	Hypatia, Ltd., 11.198%, (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	772,575
250,000(a)	Kilimanjaro III Re, 12.063%, (3 Month U.S. Treasury Bill +
	1,125 bps), 4/21/25 (144A)	245,075
250,000(a)	Kilimanjaro III Re, 12.063%, (3 Month U.S. Treasury Bill +
	1,125 bps), 4/20/26 (144A)	245,900
250,000(a)	Matterhorn Re, 6.183%, (SOFR + 575 bps),
	12/8/25 (144A)	247,500
750,000(a)	Mona Lisa Re, 8.813%, (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	745,050
250,000(a)	Mystic Re IV, 6.623%, (3 Month U.S. Treasury Bill +
	581 bps), 1/8/25 (144A)	244,500
500,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill +
	1,169 bps), 1/8/25 (144A)	486,850
$ 3,243,150
Pandemic – U.S — 0.2%
250,000(a)	Vitality Re XI, 2.613%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 243,225
Windstorm – Jamaica — 0.2%
250,000(a)	International Bank for Reconstruction & Development,
	4.977%, (SOFRINDX + 440 bps), 12/29/23 (144A)	$ 247,075
Windstorm – North Carolina — 0.5%
250,000(a)	Cape Lookout Re, 4.033%, (1 Month U.S. Treasury Bill +
	325 bps), 3/22/24 (144A)	$ 249,400
250,000(a)	Cape Lookout Re, 5.813%, (3 Month U.S. Treasury Bill +
	500 bps), 3/28/25 (144A)	249,250
$ 498,650
Windstorm – Texas — 0.2%
250,000(a)	Alamo Re II, 6.273%, (1 Month U.S. Treasury Bill +
	546 bps), 6/8/23 (144A)	$ 253,575
	Total Event Linked Bonds	$ 7,218,283

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 4.1%
	Multiperil – Massachusetts — 0.2%
250,000(b)(j)+	Denning Re 2021, 7/31/25	$ 250,417
	Multiperil – U.S. — 1.0%
250,000(b)(j)+	Ballybunion Re 2020, 2/28/23	$ 28,244
500,000(b)(j)+	Ballybunion Re 2021-2, 6/30/25	517,400
100,000(b)(j)+	Ballybunion Re 2021-3, 7/31/25	101,400
264,839(j)+	Ballybunion Re 2022, 12/31/27	267,488
250,000(b)(j)+	Port Royal Re 2021, 5/31/25	254,634
		$ 1,169,166
	Multiperil – U.S. Regional — 0.3%
350,000(b)(j)+	Ailsa Re 2021, 6/30/25	$ 363,539
	Multiperil – Worldwide — 1.2%
250,000(b)(j)+	Amaranth Re 2022, 12/31/27	$ 230,537
650,000(b)(j)+	Cypress Re 2017, 1/31/23	65
462,683(b)(j)+	Dartmouth Re 2018, 1/31/23	97,672
100,000(b)(j)+	Dartmouth Re 2021, 12/31/24	56,920
250,000(j)+	Gamboge Re 2022, 3/31/28	226,834
27,000(b)(j)+	Limestone Re, 3/1/23 (144A)	—
250,000(b)(j)+	Merion Re 2022-1, 12/31/27	224,323
250,000(b)(j)+	Old Head Re 2022, 12/31/27	208,422
333,342(b)(j)+	Oyster Bay Re 2018, 1/31/23	41,039
700,000(b)(j)+	Resilience Re, 5/1/23	—
250,000(b)(j)+	Walton Health Re 2019, 6/30/23	208,650
		$ 1,294,462
	Windstorm – Florida — 0.7%
250,000(b)(j)+	Isosceles Re 2021, 6/30/25	$ 249,675
750,000(b)(j)+	Portrush Re 2017, 6/15/22	478,575
		$ 728,250
	Windstorm – U.S. Multistate — 0.0%†
250,000(b)(j)+	White Heron Re 2021, 6/30/25	$ 5,350
	Windstorm – U.S. Regional — 0.7%
1,015,734(b)(j)+	Oakmont Re 2020, 4/30/24	$ 820,245
	Total Collateralized Reinsurance	$ 4,631,429
	Reinsurance Sidecars — 8.1%
	Multiperil – U.S. — 0.3%
250,000(b)(j)+	Carnoustie Re 2020, 12/31/23	$ 33,900
231,715(b)(j)+	Carnoustie Re 2021, 12/31/24	10,983
223,952(b)(j)+	Carnoustie Re 2022, 12/31/27	230,260

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 33

Schedule of Investments | 4/30/22 (continued)

Face
Amount
USD ($)		Value
	Multiperil – U.S. — (continued)
1,000,000(b)(k)+	Harambee Re 2018, 12/31/22	$ 800
1,000,000(k)+	Harambee Re 2019, 12/31/22	700
500,000(b)(k)+	Harambee Re 2020, 12/31/23	14,200
		$ 290,843
	Multiperil – U.S. Regional — 0.0%†
250,000(b)(j)+^	Brotherhood Re, 1/31/23	$ —
	Multiperil – Worldwide — 7.8%
3,037(k)+	Alturas Re 2019-2, 3/10/23	$ 1,046
24,550(k)+	Alturas Re 2019-3, 9/12/23	5,775
60,078(k)+	Alturas Re 2020-2, 3/10/23	28,409
225,450(b)(k)+	Alturas Re 2020-3, 9/30/24	3,428
439,922(b)(k)+	Alturas Re 2021-2, 12/31/24	—
213,682(b)(k)+	Alturas Re 2021-3, 7/31/25	195,199
416,933(b)(k)+	Alturas Re 2022-2, 12/31/27	422,353
492,000(b)(j)+	Bantry Re 2019, 12/31/22	16,710
470,033(b)(j)+	Bantry Re 2020, 12/31/23	30,589
500,000(b)(j)+	Bantry Re 2021, 12/31/24	75,700
417,157(j)+	Bantry Re 2022, 12/31/27	426,608
1,579,039(b)(j)+	Berwick Re 2018-1, 12/31/22	122,060
1,128,124(b)(j)+	Berwick Re 2019-1, 12/31/22	134,811
993,323(j)+	Berwick Re 2020-1, 12/31/23	99
750,000(b)(j)+	Berwick Re 2022, 12/31/27	764,592
7,125(j)+	Eden Re II, 3/22/23 (144A)	17,661
70,000(b)(j)+	Eden Re II, 3/22/24 (144A)	35,140
180,000(b)(j)+	Eden Re II, 3/21/25 (144A)	155,700
400,000(b)(j)+	Eden Re II, 3/20/26 (144A)	403,080
250,000(b)(j)+	Gleneagles Re 2018, 12/31/22	29,575
221,708(j)+	Gleneagles Re 2019, 12/31/22	4,955
243,580(b)(j)+	Gleneagles Re 2020, 12/31/23	24,344
250,000(b)(j)+	Gleneagles Re 2021, 12/31/24	59,886
250,000(b)(j)+	Gleneagles Re 2022, 12/31/27	253,553
1,059,157(b)(j)+	Gullane Re 2018, 12/31/22	65,567
793,800(j)+	Gullane Re 2022, 12/31/27	823,339
250,000(k)+	Lion Rock Re 2020, 1/31/23	—
250,000(b)(k)+	Lion Rock Re 2021, 12/31/24	160,000
498,977(b)(k)+	Lorenz Re 2019, 6/30/22	47,652
63,338(b)(k)+	Lorenz Re 2020, 6/30/23	4,339
336,662(b)(k)+	Lorenz Re 2020, 6/30/23	23,095
500,000(b)(j)+	Merion Re 2018-2, 12/31/22	82,750
500,000(b)(j)+	Merion Re 2021-2, 12/31/24	108,550

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
363,953(j)+	Merion Re 2022-2, 12/31/27	$ 368,850
1,000,000(b)(j)+	Pangaea Re 2018-1, 12/31/22	21,055
1,000,000(b)(j)+	Pangaea Re 2018-3, 7/1/22	20,743
819,247(b)(j)+	Pangaea Re 2019-1, 2/1/23	17,071
735,313(b)(j)+	Pangaea Re 2019-3, 7/1/23	26,450
810,646(j)+	Pangaea Re 2020-1, 2/1/24	17,204
620,500(b)(j)+	Pangaea Re 2020-3, 7/1/24	8,736
790,000(b)(j)+	Pangaea Re 2021-1, 12/31/24	22,792
746,905(b)(j)+	Pangaea Re 2022-1, 12/31/27	746,905
250,000(b)(j)+	Phoenix One Re, 1/4/27	267,850
200,000(b)(j)+	Sector Re V, 3/1/24 (144A)	151,723
25,000(b)(j)+	Sector Re V, 12/1/24 (144A)	72,510
499(b)(j)+	Sector Re V, 12/1/25 (144A)	24,207
750,000(a)(j)+	Sector Re V, 0.813%, (3 Month U.S. Treasury Bill +
	0 bps), 12/1/26 (144A)	761,517
225,000(a)(j)+	Sector Re V, 0.813%, (3 Month U.S. Treasury Bill +
	0 bps), 12/1/26 (144A)	228,455
515,671(j)+	Sussex Re 2020-1, 12/31/22	11,087
250,000(b)(j)+	Sussex Re 2021-1, 12/31/24	33,825
500,000(b)(k)+	Sussex Re 2022, 12/31/27	516,000
313,499(b)(k)+	Thopas Re 2019, 12/31/22	—
300,000(b)(k)+	Thopas Re 2020, 12/31/23	—
250,000(b)(k)+	Thopas Re 2021, 12/31/24	—
250,000(k)+	Thopas Re 2022, 12/31/27	256,825
375,860(b)(k)+	Torricelli Re 2021, 7/31/25	378,529
500,000(b)(j)+	Versutus Re 2018, 12/31/22	—
441,274(b)(j)+	Versutus Re 2019-A, 12/31/22	—
58,727(b)(j)+	Versutus Re 2019-B, 12/31/22	—
500,000(b)(k)+	Viribus Re 2018, 12/31/22	—
212,306(b)(k)+	Viribus Re 2019, 12/31/22	5,562
240,783(b)(k)+	Viribus Re 2020, 12/31/23	10,594
221,888(k)+	Viribus Re 2022, 12/31/27	240,260
507,289(b)(j)+	Woburn Re 2018, 12/31/22	28,070
499,829(b)(j)+	Woburn Re 2019, 12/31/22	112,882
		$ 8,876,267
	Total Reinsurance Sidecars	$ 9,167,110
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $22,600,000)	$ 21,016,822

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 35

Schedule of Investments | 4/30/22 (continued)

Principal
Amount
USD ($)			Value
FOREIGN GOVERNMENT BONDS — 3.6% of
Net Assets
Angola — 0.4%
448,000		Angolan Government International Bond, 8.250%,
		5/9/28 (144A)	$ 429,811
		Total Angola	$ 429,811
Bahrain — 0.3%
300,000		Bahrain Government International Bond, 7.000%,
		10/12/28 (144A)	$ 314,850
		Total Bahrain	$ 314,850
Gabon — 0.4%
475,000		Gabon Government International Bond, 7.000%,
		11/24/31 (144A)	$ 430,184
		Total Gabon	$ 430,184
Ghana — 0.4%
320,000		Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 188,000
500,000		Ghana Government International Bond, 8.627%, 6/16/49	287,500
		Total Ghana	$ 475,500
Mexico — 0.8%
MXN	18,385,500	Mexican Bonos, 8.000%, 12/7/23	$ 888,052
		Total Mexico	$ 888,052
Nigeria — 0.9%
675,000		Nigeria Government International Bond, 7.375%,
		9/28/33 (144A)	$ 540,000
530,000		Nigeria Government International Bond, 8.375%,
		3/24/29 (144A)	493,780
		Total Nigeria	$ 1,033,780
Oman — 0.2%
235,000		Oman Government International Bond, 6.750%,
		10/28/27 (144A)	$ 248,707
		Total Oman	$ 248,707
Ukraine — 0.2%
750,000		Ukraine Government International Bond, 8.994%,
		2/1/24 (144A)	$ 268,005
		Total Ukraine	$ 268,005
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $5,219,406)	$ 4,088,889

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Number of		Counter-		Strike	Expiration
Contracts	Description	party	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CALL OPTION
PURCHASED — 0.0%
18,332(l)+^	Desarrolladora	Bank of New MXN —		MXN 0.01(m)	10/23/22	$ —
	Homex SAB	York Mellon
	de CV	Corp.
18,332(n)+^	Desarrolladora	Bank of New MXN —		MXN 0.01(m)	10/23/22	—
	Homex SAB	York Mellon
	de CV	Corp.
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTION
PURCHASED
	(Premiums paid $0)					$ —

Number of		Counter-		Strike	Expiration
Contracts	Description	party	Amount	Price	Date	Value

OVER THE COUNTER (OTC) CURRENCY
PUT OPTION PURCHASED — 0.1%
1,700,000	Put EUR	Bank of	EUR 26,125	EUR 1.15	10/19/22	$ 139,376
	Call USD	America NA
$ 139,376
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $26,125)					$ 139,376
TOTAL OPTIONS PURCHASED
	(Premiums paid $26,125)					$ 139,376
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 145.6%
	(Cost $172,500,801)					$164,751,168
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0%)
1,700,000	Call EUR	Bank of	EUR 26,125	EUR 1.20	10/19/22	$ (1,121)
	Put USD	America NA
TOTAL OVER THE COUNTER (OTC) CURRENCY
CALL OPTION WRITTEN
	(Premiums received $(26,125))					$ (1,121)
	OTHER ASSETS AND LIABILITIES — (45.6)%					$ (51,567,816)
	NET ASSETS — 100.0%					$113,182,231

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 37

Schedule of Investments | 4/30/22 (continued)

bps Basis Points.

CMT Constant Maturity Treasury Index.

FREMF Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB Freddie Mac Multifamily Small Balance Certificates.

LIBOR London Interbank Offered Rate.

REIT Real Estate Investment Trust.

SOFR Secured Overnight Financing Rate.

SOFR30A Secured Overnight Financing Rate 30 Day Average.

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2022, the value of these securities amounted to $127,665,662, or 112.8% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2022.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2022.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security is priced as a unit.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Security is in default.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(m)	Strike price is 1 Mexican Peso (MXN).
(n)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 billion.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2022.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Restricted Securities	Acquisition date	Cost	Value
Ailsa Re 2021	7/12/2021	$350,000	$ 363,539
Alamo Re II	5/29/2020	250,000	253,575
Alturas Re 2019-2	12/19/2018	3,037	1,046
Alturas Re 2019-3	6/26/2019	24,550	5,775
Alturas Re 2020-2	1/1/2020	60,078	28,409
Alturas Re 2020-3	8/3/2020	—	3,428
Alturas Re 2021-2	2/16/2021	22,989	—
Alturas Re 2021-3	8/16/2021	213,682	195,199
Alturas Re 2022-2	1/18/2022	416,933	422,353
Amaranth Re 2022	1/21/2022	221,062	230,537
Ballybunion Re 2020	12/31/2019	17,156	28,244
Ballybunion Re 2021-2	8/2/2021	500,000	517,400
Ballybunion Re 2021-3	8/2/2021	100,000	101,400
Ballybunion Re 2022	3/9/2022	264,839	267,488
Bantry Re 2019	2/1/2019	—	16,710
Bantry Re 2020	2/4/2020	—	30,589
Bantry Re 2021	1/11/2021	82,843	75,700
Bantry Re 2022	2/2/2022	417,157	426,608
Berwick Re 2018-1	1/10/2018	230,646	122,060
Berwick Re 2019-1	12/31/2018	134,801	134,811
Berwick Re 2020-1	9/24/2020	—	99
Berwick Re 2022	12/31/2021	750,000	764,592
Brotherhood Re	1/22/2018	40,341	—
Caelus Re V	4/27/2017	400,000	20,000
Caelus Re V	4/27/2017	375,000	33
Caelus Re V	5/4/2018	250,000	25
Cape Lookout Re	3/9/2021	250,000	249,400
Cape Lookout Re	3/16/2022	250,000	249,250
Carnoustie Re 2020	7/16/2020	11,377	33,900
Carnoustie Re 2021	1/25/2021	7,763	10,983
Carnoustie Re 2022	1/20/2022	223,952	230,260
Cypress Re 2017	1/24/2017	2,185	65
Dartmouth Re 2018	1/18/2018	188,086	97,672
Dartmouth Re 2021	1/19/2021	37,395	56,920
Denning Re 2021	7/28/2021	244,573	250,417
Eden Re II	1/22/2019	836	17,661
Eden Re II	12/23/2019	70,000	35,140
Eden Re II	1/25/2021	180,000	155,700
Eden Re II	1/21/2022	400,000	403,080
FloodSmart Re	2/8/2022	247,062	242,250
FloodSmart Re	2/14/2022	250,000	246,975
Four Lakes Re	11/5/2020	250,000	250,175
Four Lakes Re	11/5/2020	250,000	248,925
Gamboge Re 2022	4/11/2022	224,823	226,834
Gleneagles Re 2018	1/11/2018	20,068	29,575
Gleneagles Re 2019	12/31/2018	—	4,955
Gleneagles Re 2020	6/24/2020	1,917	24,344

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 39

Schedule of Investments | 4/30/22 (continued)

Restricted Securities	Acquisition date	Cost	Value
Gleneagles Re 2021	1/13/2021	$ 64,461	$ 59,886
Gleneagles Re 2022	1/18/2022	250,000	253,553
Gullane Re 2018	3/26/2018	—	65,567
Gullane Re 2022	2/17/2022	793,800	823,339
Harambee Re 2018	12/19/2017	21,232	800
Harambee Re 2019	12/20/2018	—	700
Harambee Re 2020	2/27/2020	2,006	14,200
Hypatia, Ltd.	4/9/2021	256,322	255,700
Hypatia, Ltd.	7/10/2020	767,351	772,575
International Bank for
Reconstruction & Development	7/19/2021	250,000	247,075
Isosceles Re 2021	7/19/2021	227,760	249,675
Kilimanjaro III Re	4/8/2021	250,000	245,075
Kilimanjaro III Re	4/8/2021	250,000	245,900
Kilimanjaro Re	6/12/2020	249,950	250,000
Limestone Re	6/20/2018	230	—
Lion Rock Re 2020	12/30/2019	—	—
Lion Rock Re 2021	3/1/2021	214,782	160,000
Lorenz Re 2019	6/26/2019	156,609	47,652
Lorenz Re 2020	8/11/2020	3,822	4,339
Lorenz Re 2020	8/12/2020	20,318	23,095
Matterhorn Re	12/15/2021	250,000	247,500
Matterhorn Re	3/10/2022	500,000	498,000
Merion Re 2018-2	12/28/2017	20,576	82,750
Merion Re 2021-2	12/28/2020	136,047	108,550
Merion Re 2022-1	1/25/2022	214,942	224,323
Merion Re 2022-2	3/1/2022	363,953	368,850
Mona Lisa Re	12/30/2019	751,561	745,050
Mystic Re IV	10/26/2021	248,609	244,500
Mystic Re IV	6/9/2021	500,000	486,850
Oakmont Re 2020	12/3/2020	791,914	820,245
Old Head Re 2022	1/6/2022	188,288	208,422
Oyster Bay Re 2018	1/17/2018	36,022	41,039
Pangaea Re 2018-1	1/11/2018	143,008	21,055
Pangaea Re 2018-3	5/31/2018	240,861	20,743
Pangaea Re 2019-1	1/9/2019	8,601	17,071
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Pangaea Re 2020-1	1/21/2020	—	17,204
Pangaea Re 2020-3	9/15/2020	—	8,736
Pangaea Re 2021-1	1/28/2021	43,095	22,792
Pangaea Re 2022-1	1/11/2022	746,905	746,905
Phoenix One Re	12/21/2020	250,000	267,850
Port Royal Re 2021	6/17/2021	238,947	254,634
Portrush Re 2017	6/12/2017	575,239	478,575
Residential Reinsurance 2018 Re	11/15/2018	250,000	242,275
Residential Reinsurance 2019 Re	11/5/2019	250,000	242,050
Residential Reinsurance 2021 Re	10/28/2021	500,000	491,900
Resilience Re	2/8/2017	339	—

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Restricted Securities	Acquisition date	Cost	Value
Sector Re V	4/23/2019	$200,000	$ 151,723
Sector Re V	12/4/2019	25,000	72,510
Sector Re V	12/21/2020	499	24,207
Sector Re V	12/6/2021	750,000	761,517
Sector Re V	1/5/2022	225,000	228,455
Sussex Re 2020-1	1/21/2020	—	11,087
Sussex Re 2021-1	1/26/2021	34,247	33,825
Sussex Re 2022	1/5/2022	500,000	516,000
Thopas Re 2019	2/13/2019	—	—
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	1/22/2021	—	—
Thopas Re 2022	2/15/2022	250,000	256,825
Torricelli Re 2021	7/2/2021	375,860	378,529
Versutus Re 2018	12/20/2017	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	39,450	—
Viribus Re 2019	3/25/2019	—	5,562
Viribus Re 2020	3/12/2020	24,541	10,594
Viribus Re 2022	4/18/2022	221,888	240,260
Vitality Re XI	1/23/2020	250,000	243,225
Walton Health Re 2019	7/18/2019	152,801	208,650
White Heron Re 2021	6/9/2021	—	5,350
Woburn Re 2018	3/20/2018	170,353	28,070
Woburn Re 2019	1/30/2019	95,601	112,882
Total Restricted Securities			$21,016,822
% of Net assets			18.6%

Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

United States	59.5%
Luxembourg	7.3%
Canada	6.6%
Bermuda	4.8%
Mexico	3.5%
United Kingdom	2.4%
Cayman Islands	2.0%
Netherlands	1.6%
Turkey	1.3%
Italy	1.0%
Ireland	1.0%
Other (individually less than 1%)	9.0%
100.0%

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 41

Schedule of Investments | 4/30/22 (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
GBP	822,000	USD	1,079,480	Brown Brothers Harriman & Co.	6/23/22	$(45,730)
USD	670,234	EUR	589,000	Citibank NA	5/26/22	48,142
USD	1,869,356	EUR	1,735,000	Citibank NA	7/27/22	30,350
EUR	1,630,000	USD	1,793,997	State Street Bank & Trust Co.	6/24/22	(69,631)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(36,869)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS — Argentine Peso

EUR — Euro

GBP — Great British Pound

IDR — Indonesian Rupiah

MXN — Mexican Peso

Purchases and sales of securities (excluding short term investments) for the year ended April 30, 2022, aggregated $85,132,321 and $88,864,264, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the year ended April 30, 2022, the Fund did not engage in any cross trade activity.

At April 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $173,430,095 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 7,234,902
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(15,951,819)
Net unrealized depreciation	$ (8,716,917)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

The following is a summary of the inputs used as of April 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$ 3,784,652	$ —	$ 3,784,652
Common Stocks
Oil, Gas & Consumable Fuels	96,864	93,000	—	189,864
Specialty Retail	—	—	64,395	64,395
All Other Common Stocks	426,853	—	—	426,853
Asset Backed Securities	—	2,391,153	—	2,391,153
Collateralized Mortgage
Obligations	—	2,765,618	—	2,765,618
Commercial Mortgage-Backed
Securities	—	12,204,957	—	12,204,957
Convertible Corporate Bonds	—	2,476,300	—	2,476,300
Corporate Bonds	—	114,637,082	—	114,637,082
Preferred Stock	565,207	—	—	565,207
Right/Warrant	—	—	—	—
Insurance-Linked Securities
Event Linked Bonds
Multiperil – U.S.	—	2,243,350	33	2,243,383
Collateralized Reinsurance
Multiperil – Massachusetts	—	—	250,417	250,417
Multiperil – U.S.	—	—	1,169,166	1,169,166
Multiperil – U.S. Regional	—	—	363,539	363,539
Multiperil – Worldwide	—	—	1,294,462	1,294,462
Windstorm – Florida	—	—	728,250	728,250
Windstorm – U.S. Multistate	—	—	5,350	5,350
Windstorm – U.S. Regional	—	—	820,245	820,245
Reinsurance Sidecars
Multiperil – U.S.	—	—	290,843	290,843
Multiperil – U.S. Regional	—	—	—	—
Multiperil – Worldwide	—	—	8,876,267	8,876,267
All Other Insurance-Linked
Securities	—	4,974,900	—	4,974,900
Foreign Government Bonds	—	4,088,889	—	4,088,889
Over The Counter (OTC) Call
Option Purchased	—	—*	—	—*
Over The Counter (OTC)
Currency Put Option Purchased	—	139,376	—	139,376
Total Investments in Securities	$1,088,924	$149,799,277	$13,862,967	$164,751,168
Other Financial Instruments
Credit Agreement(a)	$ —	$(54,950,000)	$ —	$ (54,950,000)
Over The Counter (OTC)
Currency Call Option Written	—	(1,121)	—	(1,121)
Net unrealized depreciation on
forward foreign currency
exchange contracts	—	(36,869)	—	(36,869)
Total Other Financial Instruments	$ —	$(54,987,990)	$ —	$ (54,987,990)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
*	Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 43

Schedule of Investments | 4/30/22 (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 4/30/21	$ 280,712	$13,667,444	$13,948,156
Realized gain (loss)(1)	48,908	(967,794)	(918,886)
Changed in unrealized
appreciation (depreciation)(2)	(6,797)	893	(5,904)
Accrued discounts/premiums	—	(4,536,156)	(4,536,156)
Purchases	—	10,475,834	10,475,834
Sales	(165,428)	(4,841,609)	(5,007,037)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	(93,000)	(40)	(93,040)
Balance as of 4/30/22	$ 64,395	$13,798,572	$13,862,967

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended April 30, 2022 investments having aggregate value of $93,040 were transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine their value. There were no other transfers into or out of Level 3 during the period.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at April 30, 2022:               $ (131,958)

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Statement of Assets and Liabilities | 4/30/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $172,500,801)	$ 164,751,168
Foreign currencies, at value (cost $18,780)	18,764
Distribution paid in advance	916,823
Receivables —
Investment securities sold	4,389,310
Dividends	9,789
Interest	2,464,944
Other assets	75
Total assets	$ 172,550,873
LIABILITIES:
Payables —
Credit agreement	$ 54,950,000
Investment securities purchased	2,442,935
Distributions	916,823
Overdraft due to custodian	900,698
Written options outstanding (net premiums received $26,125)	1,121
Net unrealized depreciation on forward foreign currency exchange contracts	36,869
Reserve for repatriation taxes	793
Due to affiliates	24,235
Accrued expenses	95,168
Total liabilities	$ 59,368,642
NET ASSETS:
Paid-in capital	$ 170,921,821
Distributable earnings (loss)	(57,739,590)
Net assets	$ 113,182,231
NET ASSET VALUE PER SHARE:
No par value
Based on $113,182,231/8,334,759 shares	$ 13.58

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 45

Statement of Operations
FOR THE YEAR ENDED 4/30/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign
taxes withheld $(1,659))	$ 12,769,074
Dividends from unaffiliated issuers (net of foreign
taxes withheld $3,236)	604,322
Total Investment Income		$ 13,373,396
EXPENSES:
Management fees	$ 1,594,207
Administrative expenses	87,709
Transfer agent fees	14,273
Shareowner communications expense	23,329
Custodian fees	8,394
Professional fees	195,041
Printing expense	26,786
Pricing fees	12,007
Directors’ fees	5,935
Insurance expense	28
Interest expense	665,530
Miscellaneous	48,164
Total expenses		$ 2,681,403
Net investment income		$ 10,691,993
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (707,450)
Forward foreign currency exchange contracts	(20,163)
Written option	65,100
Other assets and liabilities denominated in
foreign currencies	(35,337)	$ (697,850)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of ($793))	$(16,393,405)
Forward foreign currency exchange contracts	(57,114)
Written options	20,287
Other assets and liabilities denominated in
foreign currencies	(6,591)	$(16,436,823)
Net realized and unrealized gain (loss) on investments		$(17,134,673)
Net decrease in net assets resulting from operations		$ (6,442,680)

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Statements of Changes in Net Assets

		Year		Year
		Ended		Ended
		4/30/22		4/30/21
FROM OPERATIONS:
Net investment income (loss)		$ 10,691,993		$ 10,402,959
Net realized gain (loss) on investments			(697,850)	(5,140,204)
Change in net unrealized appreciation (depreciation)
on investments			(16,436,823)	31,532,901
Net increase (decrease) in net assets resulting
from operations		$ (6,442,680)		$ 36,795,656
DISTRIBUTIONS TO SHAREOWNERS:
($1.32 and $1.34 per share, respectively)		$ (11,000,310)		$ (11,186,771)
Total distributions to shareowners		$ (11,000,310)		$ (11,186,771)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions		$ 30,948		$ —
Net increase in net assets resulting from Fund
share transactions		$ 30,948		$ —
Net increase (decrease) in net assets		$ (17,412,042)		$ 25,608,885
NET ASSETS:
Beginning of year		$130,594,273		$ 104,985,388
End of year		$113,182,231		$ 130,594,273

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/22	4/30/22	4/30/21	4/30/21
	Shares	Amount	Shares	Amount
Fund Share Transactions
Shares sold	—	$ —	—	$ —
Reinvestment of distributions	1,969	30,948	—	—
Net increase	1,969	$30,948	—	$ —

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 47

Statement of Cash Flows
FOR THE YEAR ENDED 4/30/22

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations	$ (6,442,680)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(80,903,321)
Proceeds from disposition and maturity of investment securities	88,184,961
Net sales of short-term investments	(330,485)
Net accretion and amortization of discount/premium on investment securities	(370,758)
Change in unrealized depreciation on investments in unaffiliated issuers	16,393,405
Change in unrealized depreciation on forward foreign currency
exchange contract	57,114
Change in unrealized appreciation on written options	(20,287)
Net realized loss on investments in unaffiliated issuers	707,450
Increase in dividends receivable	(9,389)
Increase in distributions paid in advance	(916,823)
Decrease in interest receivable	23,369
Increase in other assets	(23)
Increase in due to affiliates	12,271
Decrease in directors’ fees payable	(2,115)
Decrease in accrued expenses payable	(31,796)
Proceeds from sale of written options	66,810
Net realized gain on written options	(65,100)
Net cash, restricted cash and foreign currencies from operating activities	$ 16,352,603
Cash Flows Provided by Financing Activities:
Decrease in Bank overdraft	$ (501,280)
Borrowings repaid	2,500,000
Borrowings received	(8,550,000)
Distributions to shareowners	(10,083,487)
Reinvestment of distributions	30,948
Net cash flows used in Financing Activities	$(16,603,819)
NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	$(251,216)
Cash, Restricted Cash and Foreign Currencies:
Beginning of year*	$ 269,980
End of year*	$ 18,764
Cash Flow Information:
Cash paid for interest	$ 665,530

*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:
	Year Ended	Year Ended
	4/30/22	4/30/21
Cash	$ —	$ —
Foreign currencies at value	18,764	269,980
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$18,764	$269,980

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/22	4/30/21	4/30/20	4/30/19	4/30/18
Per Share Operating Performance
Net asset value, beginning of period	$ 15.67	$ 12.60	$ 16.18	$ 17.09	$ 17.68
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 1.28	$ 1.25	$ 1.19	$ 1.21	$ 1.23
Net realized and unrealized gain (loss) on investments	(2.05)	3.16	(3.59)	(0.98)	(0.56)
Net increase (decrease) from investment operations	$ (0.77)	$ 4.41	$ (2.40)	$ 0.23	$ 0.67
Distributions to shareowners:
Net investment income and previously undistributed net investment income	$ (1.32)*	$ (1.34)*	$ (1.18)	$ (1.14)	$ (1.26)*
Total distributions	$ (1.32)	$ (1.34)	$ (1.18)	$ (1.14)	$ (1.26)
Net increase (decrease) in net asset value	$ (2.09)	$ 3.07	$ (3.58)	$ (0.91)	$ (0.59)
Net asset value, end of period	$ 13.58	$ 15.67	$ 12.60	$ 16.18	$ 17.09
Market value end of period	$ 12.30	$ 14.95	$ 10.99	$ 14.39	$ 15.00
Total return at net asset value(b)	(5.19)%	37.08%	(15.21)%	2.58%	4.58%
Total return at market value(b)	(9.99)%	49.94%	(16.84)%	3.95%	(2.82)%
Ratios to average net assets of shareowners:
Total expenses plus interest expense(c)	2.11%	2.06%	2.88%	2.95%	2.54%
Net investment income available to shareowners	8.42%	8.49%	7.64%	7.37%	7.07%
Portfolio turnover rate	46%	57%	52%	37%	37%
Net assets, end of period (in thousands)	$113,182	$130,594	$104,985	$134,853	$142,372

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 49

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/22	4/30/21	4/30/20	4/30/19	4/30/18
Total amount of debt outstanding (in thousands)	$ 54,950	$ 61,000	$ 45,000	$ 61,000	$ 64,000
Asset coverage per $1,000 of indebtedness	$ 3,060	$ 3,141	$ 3,333	$ 3,211	$ 3,225

*	The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV’) . A portion of the accumulated net investment income was distributed to shareowners during the year.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Includes interest expense of 0.52%, 0.46%, 1.35%, 1.48% and 1.06%, respectively.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Notes to Financial Statements | 4/30/22

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2007. Prior to commencing operations on May 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 51

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Directors at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean

52 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Directors. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 53

developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At April 30, 2022, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.1% of net assets. The value of these fair valued securities was $70,003.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

54 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At April 30, 2022, the Fund reclassified $33,898 to increase distributable earnings and $33,898 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At April 30, 2022, the Fund was permitted to carry forward indefinitely $3,726,677 of short-term losses and $45,171,367 of long-term losses.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 55

The tax character of distributions paid during the years ended April 30, 2022 and April 30, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$10,083,487	$11,186,771
Total	$10,083,487	$11,186,771

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 792,194
Capital loss carryforward	(48,898,044)
Other book/tax temporary differences	(916,823)
Net unrealized depreciation	(8,716,917)
Total	$(57,739,590)

The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, purchased options, forward contracts and partnerships, and the tax deferral of losses on wash sales.

E.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

56 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 57

sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below investment grade (“high yield”) debt securities, floating rate loans and insurance-linked securities. The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with

58 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

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The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

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Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at April 30, 2022 are listed in the Schedule of Investments.

G.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult

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to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.	Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended April 30, 2022, was $83,395. Open purchased options at April 30, 2022, are listed in the Schedule of Investments.

I.	Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement

62 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the year ended April 30, 2022, was $11,702. Open written options contracts at April 30, 2022, are listed in the Schedule of Investments.

J.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

During the year ended April 30, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended April 30, 2022, was $3,535,542 and $1,919,693 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at April 30, 2022, are listed in the Schedule of Investments.

K.	Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the

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Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

L.	Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of

64 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the year ended April 30, 2022, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.85% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2022, the net management fee was 0.85% of the Fund’s average daily managed assets, which was equivalent to 1.26% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $24,235 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2022.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the year ended April 30, 2022, the Fund paid $5,935 in Directors’ compensation, which is reflected on Statement of Operations as Directors’ fees. At April 30, 2022, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 65

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported

66 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2022.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$139,376	$(1,121)	$ —	$ —	$138,255
Bank of New York
Mellon Corp.	—*	—	—	—	—*
Citibank NA	78,492	—	—	—	78,492
Total	$217,868	$(1,121)	$ —	$ —	$216,747

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$ 1,121	$(1,121)	$ —	$ —	$ —
Brown Brothers
Harriman & Co.	45,730	—	—	—	45,730
State Street Bank &
Trust Co.	69,631	—	—	—	69,631
Total	$116,482	$(1,121)	$ —	$ —	$115,361

*	Includes securities that are valued at $0.
(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

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Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2022, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Options purchased*	$ —	$ —	$139,376	$ —**	$ —
Total Value	$ —	$ —	$139,376	$ —**	$ —
Liabilities
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	$ —	$ —	$ 36,869	$ —	$ —
Call options written	—	—	1,121	—	—
Total Value	$ —	$ —	$ 37,990	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Securities valued at $0.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2022 was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized
Gain (Loss) on
Forward foreign
currency exchange
contracts	$ —	$ —	$ (20,163)	$ —	$ —
Options purchased*	—	—	(65,100)	—	—
Options written	—	—	65,100	—	—
Total Value	$ —	$ —	$ (20,163)	$ —	$ —
Change in Net
Unrealized
Appreciation
(Depreciation) on
Forward foreign
currency exchange
contracts	$ —	$ —	$ (57,114)	$ —	$ —
Options purchased**	—	—	130,514	—***	—
Options written	—	—	20,287	—	—
Total Value	$ —	$ —	$ 93,687	$ —***	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
***	Securities valued at $0.

7. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized. Transactions in common shares for the year ended April 30, 2022 and the year ended April 30, 2021 were as follows:

	4/30/22	4/30/21
Shares outstanding at beginning of year	8,332,790	8,332,790
Shares outstanding at end of year	8,334,759	8,332,790

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 69

8. Credit Agreement

The Fund has entered into a Revolving Credit Facility (the “Credit Agreement”) with the Bank of Scotia. There is a $68,000,000 borrowing limit.

At April 30, 2022, the Fund had a borrowing outstanding under the Credit Agreement totaling $54,950,000. The interest rate charged at April 30, 2022 was 1.71%. During the year ended April 30, 2022, the average daily balance under the Credit Agreement was $60,533,973 at an average interest rate of 1.10%. Interest expense of $665,530 in connection with the Credit Agreement is included on the Statement of Operations.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.

The Credit Agreement includes an “evergreen” facility that renews on a daily basis in perpetuity. The Bank of Nova Scotia may, at any time, deliver to the Fund a termination notice, which becomes effective 179 days after its date of delivery.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of April 30, 2022, the Fund had the following unfunded loan commitment outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Project Watson Bridge Loan	$1,817,200	$1,817,200	$1,817,200	$ —
Total Value	$1,817,200	$1,817,200	$1,817,200	$ —

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10. Redomiciling

On April 21, 2021, the Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the Fund (ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, and (iii) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.

In connection with the redomiciling, the Fund’s name changed from Pioneer Diversified High Income Trust to Pioneer Diversified High Income Fund, Inc. The Fund’s ticker symbol on the New York Stock Exchange did not change. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund.

Following the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling.

The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 71

Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act.

The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

11. Change in Custodian and Sub-Administrator

Effective November 22, 2021, The Bank of New York Mellon Corporation serves as the Fund’s Custodian and Sub-Administrator.

12. Subsequent Events

A monthly distribution was declared on May 4, 2022 of $0.1100 per share payable May 31, 2022, to shareowners of record on May 18, 2022.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Pioneer Diversified High Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Fund, Inc. (the “Fund”), including the schedule of investments, as of April 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Diversified High Income Fund, Inc. at April 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
June 29, 2022

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Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 57.73%.

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Investment Objectives, Principal Investment Strategies and Principal Risks

CHANGES OCCURRING DURING MOST RECENT FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund. The following principal risk disclosure has been revised:

Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and

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individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.

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Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to provide its common shareholders with a high level of current income. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in a diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody’s or BB and below by S&P), or if unrated, are determined by the Adviser to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” involves substantial risk of loss. “Junk bonds” are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments.

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The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks.

The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade or are unrated but determined by the Adviser to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality or a dollar-weighted average maturity target or range for its portfolio. The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

The Fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets (“global high income debt securities”), (ii) floating rate loans and (iii) insurance-linked securities (“ILS”). ILS include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance- and reinsurance-related securities. ILS are typically rated below investment grade or unrated.

The Adviser believes that this actively managed, diversified portfolio of asset classes – global high yield debt securities, floating rate loans and ILS – may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and ILS serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of ILS to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the Fund’s investments in ILS offer investors access to a unique asset class that otherwise may be unavailable to them. The Fund’s investments nevertheless involve significant risks since the Fund invests at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks.

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The Adviser is responsible for managing the Fund’s overall investment program, including allocating the Fund’s investments among the different asset classes and managing the Fund’s investments in global high income debt securities, floating rate loans and ILS. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund’s investment objectives. The Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental quantitative and qualitative research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The Adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the Fund’s investment objectives. The Adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

In selecting ILS for investment, the Adviser uses quantitative and qualitative analysis. The Adviser utilizes quantitative analysis in an effort to model portfolio risk and attribution. This modeling process is supported by use of a risk analytic system that is used by the insurance industry. The risk analytic system contains a database of historical and hypothetical catastrophic events and property structures that assists the Adviser in its efforts to model peril exposures at both the security and portfolio level. Among the factors considered in this process are expected loss and the probabilities of loss and maximum loss. The Adviser’s qualitative analysis may consider various factors, such as trigger term (measurement of loss event specific to an instrument) or other terms of an instrument, sponsor quality, deal structure, alignment of interest between the Fund and the sponsoring insurance company, and model accuracy. The Adviser’s analysis guides the Adviser in determining the desired allocation of reinsurance-related securities by issuer, peril and geographic exposure. The Adviser may rely on information and analysis obtained from brokers, dealers and ratings organizations, among other sources.

The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the borrowing. The fees and expenses

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attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage. The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser’s outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund’s leveraging strategy may not be successful.

Although the Adviser considers ratings when making investment decisions, the Adviser performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular obligation, whether rated or unrated, the Adviser generally gives equal weight to the obligation’s yield and the issuer’s creditworthiness and will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.

Portfolio Contents

Global high yield debt securities. The Fund’s investments in global high yield debt securities may include below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The value of obligations of non-U.S. issuers is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States.

Floating rate instruments. Floating rate instruments pay interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.

Floating rate loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust

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periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

Senior loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the Fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in a loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.

Insurance-linked securities

Event-linked bonds

The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. Event-linked bonds are typically rated below investment grade or may be unrated. The rating for an event-linked bond primarily reflects

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the rating agency’s calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

The Fund’s investments in event-linked bonds may have trigger events related to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds with trigger events related to natural risks will represent the largest portion of the Fund’s event-linked bond investments. The events covered are natural catastrophes, such as hurricanes, other windstorms, earthquakes and fires. Investments in event-linked bonds linked to weather risks provide insurance to companies, or insurers of companies, whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

The Fund may invest in other types of event-linked bonds where the trigger event may be based on company-wide losses (“indemnity triggers”), index-based losses (“index triggers”) or a combination of triggers (“hybrid triggers”).

Indemnity triggers. Indemnity triggers are based on losses of the insurance company or other entity issuing the event-linked bond. The trigger event would be considered to have occurred if a company’s losses on catastrophic insurance claims exceeded a certain aggregate amount of insured claims. If the company’s losses were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company’s ability to settle catastrophe claims in a manner that would not be disadvantageous to investors’ interests.

Index triggers. Index triggers follow one of three broad approaches: parametric, industry-loss and modeled-loss, or a combination thereof, which is discussed below as “hybrid triggers.” Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company’s insurance claims-handling practices and potential information barriers.

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However, index triggers are generally riskier than indemnity triggers, since investors in event-linked bonds that have index triggers are dependent upon the accuracy of the models and reporting services used to calculate the formulas.

- Parametric. Parametric index triggers are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake).

- Industry-loss. Industry loss index triggers are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.

- Modeled-loss. Modeled-loss index triggers are based upon a catastrophe-modeling firm’s database estimate of an industry loss, or a company’s losses compared to a modeling firm’s industry estimate of losses.

Hybrid triggers. Hybrid triggers involve more than one trigger type in a single transaction or tranche of an event-linked bond. For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company’s overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

Structured reinsurance investments

ILS include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota share instruments and other structured reinsurance investments generally will be considered illiquid securities by the Fund. The Fund may invest substantially in illiquid securities.

Structured reinsurance investments developed along with event-linked bonds as a mechanism to facilitate risk-transfer from insurance markets to capital markets investors. These instruments are typically more

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customizable but less liquid investments than event-linked bonds. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts. Where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. The instruments typically mature in one year.

The Fund invests indirectly in reinsurance contracts, by holding notes or preferred shares issued by a SPV or similar instrument whose performance is tied to an underlying reinsurance transaction, including quota share instruments. Quota share instruments are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio of catastrophe-oriented policies, according to a predefined percentage. For example, under a 10% quota share agreement, the SPV would be entitled to 10% of all premiums associated with a defined portfolio and be responsible for 10% of all related claims. The Fund, as a holder of a quota share issued by an SPV would be entitled to its pro rata share of premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested.

Collateralized reinsurance investments are privately structured securities or derivatives utilized to gain exposure to the reinsurance market. Collateralized reinsurance entails an SPV entering into a reinsurance arrangement that is then collateralized by invested capital and premiums related to the insurance coverage. The collateral is designed to cover in full the potential claims that could arise from the underlying reinsurance contract.

Structured reinsurance investments may include industry loss warranties (“ILWs”). ILWs are insurance-linked securities used to finance peak, nonrecurrent insurance risks, such as hurricanes, tropical storms and earthquakes. ILWs feature an industry loss index trigger, and, in some cases, a dual trigger design that includes a protection buyer indemnity trigger. A traditional ILW takes the form of a bilateral reinsurance contract, but there are also index products that take the form of derivatives, collateralized structures or exchange traded instruments. The common feature among these forms is that the payout trigger is based on an

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industry loss index or a parametric index. County-weighted industry loss warranties are variations of ILWs that provide reinsurance protection at a county level rather than state-wide or industry-wide losses.

The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience.

Other fixed income securities

The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities. The Fund’s investments also may include unsecured or subordinated loans, revolving credit facilities, investment grade fixed income securities, convertible securities and money market instruments, such as commercial paper. The Fund also may purchase other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans).

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.

The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody’s or D by S&P). Because of the greater number of investment considerations involved in investing in high yield, high risk

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floating rate loans and bonds, the achievement of the Fund’s objectives depends more on the Adviser’s judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories. The Fund may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund’s assets.

Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in hedging transactions.

Preferred securities. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

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Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Convertible Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.

Mortgage- and asset-backed securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from,

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assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in mortgage related securities may include mortgage derivatives and structured securities.

The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

The commercial mortgages underlying certain commercial mortgage-backed securities generally allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a balloon payment. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.

The Fund may invest in credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government-sponsored enterprises (GSEs), such as FNMA or FHLMC, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses

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on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.

In the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by FNMA and FHLMC, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

To the extent the Fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying mortgages are prepaid.

The Fund may invest in mortgage derivatives and structured securities. Mortgage derivatives or structured securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Inverse floating rate obligations. The Fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to

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their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Second lien loans and other subordinated securities. The Fund may invest in second lien loans and other securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs have securitized certain financial assets by issuing securities in the form of negotiable paper that are issued by an SPV. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

The Fund also may invest in CBOs, which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of a CBO is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of a CBO.

A CLO is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically floating rate loans, are used as collateral supporting the

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various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

Credit-linked notes. The Fund may invest in credit-linked notes (“CLNs”) for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Credit default swaps. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Event-linked swaps. The Fund may obtain event-linked exposure by investing in event-linked swaps, which are similar to credit default swaps but typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes and weather-related

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phenomena, including statistics relating to such events. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

U.S. government securities. The Fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and GNMA certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the FHLBs; supported by the discretionary authority of the U.S. government to purchase the agency’s securities like those of the FNMA; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and FHLMC.

Money market instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

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Common stocks. The Fund may acquire an interest in common stocks upon the default of a loan or other security secured by such common stock. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to focus primarily on the security’s dividend paying capacity rather than on its potential for capital appreciation.

Other investment companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Fund may invest in “ETFs.”

Derivatives. The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, credit-linked notes and other derivatives. The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
•	To attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the Fund’s portfolio)
•	As a cash flow management technique

The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

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Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

PRINCIPAL RISKS

General. The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund may invest substantially in high yield debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Instruments in which the Fund invests may only have limited liquidity, or may be illiquid.

Market price of shares. Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors

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beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian

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securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected.

Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any individual security or derivative position.

LIBOR risk. LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and

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interest rate swaps and other derivatives. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Interest rate risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its

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effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments

Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.

Risk of illiquid investments. Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the Fund is forced to sell an illiquid asset or unwind a derivatives position, the Fund may suffer a substantial loss or may not be able to sell at all.

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Portfolio selection risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.

Reinvestment risk. Income from the Fund’s portfolio will decline if the Fund invests the proceeds, repayment or sale of loans or other obligations into lower yielding instruments with a lower spread over the base lending rate. A decline in income could affect the common shares’ distribution rate and their overall return.

Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.

When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations. Also the Fund may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of the lender as well as the borrower.

There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks. the Adviser believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Fund’s actual loss recovery experience will be consistent with the Adviser’s prior experience or that the senior loans in which the Fund invests will achieve any specific loss recovery rate.

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Some of the loans in which the Fund may invest may be “covenant lite.” Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or “work-out” scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.

Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.

Because affiliates of the Adviser may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the Fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such

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acquisition. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Collateral risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the Fund’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary.

Risk of disadvantaged access to confidential information. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. the Adviser’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser’s inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser’s decision not to receive material, non-public information under normal circumstances could adversely affect the Fund’s investment performance.

Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated

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securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

Issuer risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.

U.S. government agency obligations risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset- backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the

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underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.

Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Risks of investing in insurance-linked securities. The Fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. The Fund may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding

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sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, event-linked bonds and other insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Risks of investing in structured reinsurance investments. The Fund may invest in insurance-linked securities that are special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota shares instruments and other structured reinsurance investments generally will be considered illiquid securities by the Fund. Structured reinsurance investments are typically more customizable but less liquid investments than event-linked bonds. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts. Structured reinsurance investments are subject to the same risks as event-linked bonds and other insurance-linked securities. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Structured reinsurance investments may be difficult to value.

ILS market and reinvestment risk. The size of the ILS market may change over time, which may limit the availability of ILS for investment by the Fund. The original issuance of ILS in general, including ILS with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for ILS by institutional investors. The availability of ILS in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILS held by the Fund mature, or the Fund must sell securities in connection with share repurchases, the Fund may be required to hold more cash or short-term instruments than it normally would until attractive ILS becomes available. Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.

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Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders

Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.

Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to that country. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

Currency risk. The Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

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Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.

Derivatives risk. Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

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Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.

Structured securities risk. Structured securities may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund.

Forward foreign currency transactions risk. The Fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the Fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.

Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the Adviser’s fee is based on a percentage of the Fund’s managed assets, its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund.

Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

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Market segment risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the financial segment, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cybersecurity risk. Cybersecurity failures by and breaches of the Fund’s Adviser, transfer agent, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Cash management risk. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to provide its common shareholders with a high level of current income. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of shareholders to sell their shares at a

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premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT RESTRICTIONS

The following are the Fund’s fundamental investment restrictions. These restrictions, along with the Fund’s investment objectives, may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).

The Fund may not:

(1)	Issue senior securities, other than as permitted by the 1940 Act.
(2)	Borrow money, other than as permitted by the 1940 Act.
(3)	Invest in real estate, except the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.
(4)	Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, loans, loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner

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consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5)	Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.
(6)	Make any investment inconsistent with its classification as a diversified open-end investment company under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if (a) such purchase would cause more than 5% of the Fund’s total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
(7)	Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.
(8)	Invest 25% or more of the value of its total assets in any one industry, except that (a) the Fund will invest more than 25% of its total assets in securities or other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies, and (b) this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Fund’s outstanding voting shares.

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Effects of Leverage

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s borrowings under a credit agreement as a percentage of the Fund’s total assets (which includes the amounts of leverage obtained through such borrowings), the annual rate of interest on the borrowings as of April 30, 2022, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Borrowings under credit agreement as a percentage of total managed assets
(including assets attributable to borrowings)	32.68%
Annual effective interest rate payable by Fund on borrowings	1.10%
Annual return Fund portfolio must experience (net of expenses)
to cover interest rate on borrowings	0.36%
Common share total return for (10.00)% assumed portfolio total return	(15.39)%
Common share total return for (5.00)% assumed portfolio total return	(7.96)%
Common share total return for 0.00% assumed portfolio total return	(0.53)%
Common share total return for 5.00% assumed portfolio total return	6.89%
Common share total return for 10.00% assumed portfolio total return	14.32%

Common share total return is composed of two elements – investment income net of the Fund’s expenses, including any interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.

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This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, the potential benefits of leveraging the Fund’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and principal investment strategies. The Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

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Directors, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Directors and Officers

The Fund’s Directors and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Directors who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Directors. Directors who are not interested persons of the Fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Directors and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.

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Independent Directors

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Director During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Thomas J. Perna (71)	Class II Director since	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	2007. Term expires	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Director	in 2024.	(technology products for securities lending industry); and Senior Executive	communications and securities
		Vice President, The Bank of New York (financial and securities services)	processing provider for financial
		(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Class III Director since	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)	2019. Term expires	Cromwell LLP (law firm).	Company, LLC, (privately-held
Director	in 2022.		community newspaper group)
(2015-present)
Diane Durnin (65)	Class I Director since	Managing Director - Head of Product Strategy and Development, BNY	None
Director	2020. Term expires	Mellon Investment Management (investment management firm) (2012-2018);
	in 2023.	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment Management (2007-2012);
Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); and Senior
Vice President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)

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Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Director During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Benjamin M. Friedman (77)	Class I Director since	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Director	2008. Term expires	(1972 – present)	Investment Trust and Mellon
	in 2023.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (59)	Class II Director since	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Director	2021. Term expires	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	in 2024.	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
		Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
		(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

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Independent Directors (continued)

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Director During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Lorraine H. Monchak (66)	Class III Director since	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Director	2015. Term expires	pension funds) (2001 – present); Vice President – International Investments
	in 2022.	Group, American International Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury Group, Citibank, N.A.
(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management
Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Class II Director since	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Director	2007. Term expires	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	in 2024.	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
		Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (75)	Class II Director since	Private investor (2020 – present); Consultant (investment company	None
Director	2014. Term expires	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	in 2024.	and investment company services) (1969 – 2012); Director, BNY International
Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

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Interested Directors

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Director During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Lisa M. Jones (60)*	Class III Director since	Director, CEO and President of Amundi US, Inc. (investment management	None
Director, President and	2014. Term expires	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	in 2022.	Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)*	Class I Director since	Director and Executive Vice President (since 2008) and Chief Investment	None
Director	2014. Term expires	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	in 2023.	firm); Director and Executive Vice President and Chief Investment Officer,
U.S. of Amundi US (since 2008); Executive Vice President and Chief
Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Directors because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 119

Fund Officers

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Officer During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Christopher J. Kelley (57)	Since 2007. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007

Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (57)	Since 2007. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2007. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

120 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

Other Directorships Held by
Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Officer During At Least
Held With the Fund	Length of Service	The Past Five Years	The Past Five Years
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Officer	of the Board	Financial Security of Amundi US since July 2021; and Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22 121

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124 Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2022 Amundi Asset Management US, Inc. 21909-14-0622

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $39,270 payable to Ernst & Young LLP for the year ended April, 2022 and $39,270 for the year ended April 30, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $10,317 and $10,317 during the fiscal years ended April 30, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.  For the years ended April 30, 2022 and 2021, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $10,317 and $10,317 during the fiscal years ended April 30, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy voting policies and procedures

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's director or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

■	Corporate name change.
■	A change of corporate headquarters.
■	Stock exchange listing.
■	Establishment of time and place of annual meeting.
■	Adjournment or postponement of annual meeting.
■	Acceptance/approval of financial statements.
■	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
■	Approval of minutes and other formalities.

■	Authorization of the transferring of reserves and allocation of income.
■	Amendments to authorized signatories.
■	Approval of accounting method changes or change in fiscal year-end.
■	Acceptance of labor agreements.
■	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

■	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

■	Seek bids from other auditors.
~~■~~	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
■	Indemnify auditors.
■	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.

General Board Issues

Amundi US will vote for:

■	Audit, compensation and nominating committees composed of independent directors exclusively.
■	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
■	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
■	Election of an honorary director.

We will vote against:

■	Minimum stock ownership by directors.
■	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
■	Requirements for union or special interest representation on the board.
■	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

■	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

■	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
■	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

■	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
■	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

■	Contested election of directors.
■	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
■	Mandatory retirement policies.
■	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

■	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

■	Cumulative voting.
■	Increasing the ability for shareholders to call special meetings.
■	Increasing the ability for shareholders to act by written consent.
■	Restrictions on the ability to make greenmail payments.
■	Submitting rights plans to shareholder vote.
■	Rescinding shareholder rights plans (“poison pills”).
■	Opting out of the following state takeover statutes:
–	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
–	Control share cash-out provisions, which require large holders to acquire shares from other holders.
–	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
–	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
–	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
–	Fair price provisions.

–	Authorization of shareholder rights plans.
–	Labor protection provisions.
–	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

■	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
■	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
■	Proposals that allow shareholders to nominate directors.

We will vote against:

■	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
■	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
■	Classes of shares with unequal voting rights.
■	Supermajority vote requirements.
■	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
■	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
■	Extension of advance notice requirements for shareholder proposals.
■	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
■	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

■	Changes in par value.
■	Reverse splits, if accompanied by a reduction in number of shares.
■	Shares repurchase programs, if all shareholders may participate on equal terms.
■	Bond issuance.
■	Increases in “ordinary” preferred stock.
■	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
■	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

■	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
■	Increase in authorized common stock. We will make a determination considering, among other factors:
–	Number of shares currently available for issuance;
–	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

–	Proposed use of the proceeds from the issuance of additional shares; and
–	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
■	Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
■	Proposals to submit private placements to shareholder vote.
■	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

■	401(k) benefit plans.
■	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
■	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
–	Amendments to performance plans to conform with OBRA;
–	Caps on annual grants or amendments of administrative features;
–	Adding performance goals; and
–	Cash or cash-and-stock bonus plans.
■	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
■	Require that option repricing be submitted to shareholders.
■	Require the expensing of stock-option awards.
■	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
■	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

■	Shareholder proposals seeking additional disclosure of executive and director pay information.
■	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
–	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
–	Dilution = (A + B + C) / (A + B + C + D), where
–	A = Shares reserved for plan/amendment,
–	B = Shares available under continuing plans,
–	C = Shares granted but unexercised and
–	D = Shares outstanding.
–	The plan must not:
–	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

–	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
–	We are generally in favor of proposals that increase participation beyond executives.
–	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
–	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
–	We generally support proposals asking companies to adopt stock holding periods for their executives.
■	All other employee stock purchase plans.
■	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
■	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

■	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
■	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

■	Limits on executive and director pay.
~~■~~	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

■	Confidential voting.
■	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
■	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

■	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
■	Bundled proposals. We will evaluate the overall impact of the proposal.
■	Adopting or amending the charter, bylaws or articles of association.
■	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

■	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
■	Limitations on stock ownership or voting rights.
■	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

■	Mergers and acquisitions.
■	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

■	Debt restructurings.
■	Conversion of securities.
■	Issuance of shares to facilitate a merger.
■	Private placements, warrants, convertible debentures.
■	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

■	Establishment of new classes or series of shares.
■	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

■	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
■	Approval of new or amended advisory contracts.
■	Changes from closed-end to open-end format.
■	Election of a greater number of independent directors.
■	Authorization for, or increase in, preferred shares.
■	Disposition of assets, termination, liquidation, or mergers.
■	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

■	Conduct studies regarding certain environmental or social issues;
■	Study the feasibility of the company taking certain actions with regard to such issues; or
■	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

■	approval of the proposal helps improve the company’s practices;
■	approval of the proposal can improve shareholder value;
■	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
■	the company has already put appropriate action in place to respond to the issue contained in the proposal;
■	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
■	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.

Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

■	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
■	An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
■	An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
■	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

■	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

■	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

■	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
■	Retains a record of the vote cast;
■	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
■	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

■	A record memorializing the basis for each referral vote cast;

■	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
■	A copy of any recommendation or analysis furnished by the proxy voting service; and
■	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's director or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Related regulations

Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2

Adopted by the Pioneer Funds’ Boards of Directors

October 5, 2004

Effective Date:

October 5, 2004

Revision Dates:

September 2009, December 2015, August 2017, February 2019, and January 2021

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Other accounts managed by the portfolio managers

The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2022. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Andrew Feltus	Other Registered Investment Companies	8	$5,518,347	N/A	N/A
	Other Pooled Investment Vehicles	24	$7,879,568	N/A	N/A
	Other Accounts	7	$1,590,446	N/A	N/A
Jonathan Sharkey	Other Registered Investment Companies	3	$5,873,238	N/A	N/A
	Other Pooled Investment Vehicles	1	$397,036	N/A	N/A
	Other Accounts	1	$368,924	N/A	N/A
Chin Liu	Other Registered Investment Companies	2	$886,593	N/A	N/A
	Other Pooled Investment Vehicles	1	$15,120	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
Lawrence Zeno	Other Registered Investment Companies	1	$409,215	N/A	N/A
	Other Pooled Investment Vehicles	3	$131,183	N/A	N/A
	Other Accounts	0	$0	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the ICE BofA Global High Yield & Crossover Country Corporate & Government Index and S&P/LSTA Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•	Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers

The following table indicates as of April 30, 2022 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Andrew Feltus	E
Jonathan Sharkey	C
Chin Liu	A
Lawrence Zeno	C

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

−	The significant investment strategies for Pioneer Diversified High Income Trust (a closed-end fund) and certain other similarly managed accounts with investment objectives of a high level of current income, with a potential for capital appreciation as a secondary objective. The fund invests in a unique blend of higher yielding asset classes, including global high yield bonds, leveraged bank loans and event-linked bonds (cat bonds).

Under normal market conditions, the fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets (“global high yield debt securities”), (ii) floating rate loans and (iii) “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds.

PIM believes that this actively managed, diversified portfolio of asset classes – global high yield debt securities, floating rate loans and event-linked bonds – may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the fund’s investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.

The fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

PIM is responsible for managing the fund’s overall investment program, including allocating the fund’s investments among the different asset classes and managing the fund’s investments in global high income debt securities and floating rate loans. PIM considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objectives. PIM selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. PIM also employs due diligence and fundamental quantitative and qualitative research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. PIM may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objectives. PIM makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, PIM relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the fund and the value of assets serving as asset coverage for the preferred shares.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange

Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Diversified High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 1, 2022

* Print the name and title of each signing officer under his or her signature.